Federated Insurance Series Federated Equity Income Fund II
Prospectus/Proxy Statement - Please Vote Today!

Federated Equity Income Fund II, a portfolio of the Federated Insurance Series, will hold a special meeting of shareholders on Friday, February 19, 2010.  Please refer to the enclosed Prospectus/Proxy Statement as well as the information highlighted below for complete details on the proposal.

It is important for you to vote and we encourage you to do so.  Please vote today!

Why am I being asked to vote?
Mutual funds are required to obtain shareholders’ votes for certain types of changes, like the one described here and in the accompanying Prospectus/Proxy Statement.  As a shareholder, you have a right to vote on these changes and we urge you to do so.  Your prompt response will save the expense of additional follow-up mailings and solicitations.

What is the proposal?
A proposed Reorganization whereby Federated Equity Income Fund II would transfer all of its assets to Federated Capital Income Fund II (also a portfolio of the Federated Insurance Series) in exchange for shares of Federated Capital Income Fund II.

Why has the Board of Trustees recommended that I vote in favor of the proposal?
The Board of Trustees believes that the Reorganization is in the best interest of Federated Equity Income Fund II and its shareholders.
•	Federated Capital Income Fund II is more economically viable than Federated Equity Income Fund II.
•
Federated Capital Income Fund II may offer Federated Equity Income Fund II shareholders an improved one, three, and five-year total return, an improved Morningstar rating, a matching investment objective of capital appreciation and a matching Morningstar Equity Income category.

•	Both funds have a similar investment objective, are managed using similar investment strategies, and invest in similar securities.
•	A summary of the reasons for the proposal can be found in the Prospectus/Proxy Statement.

How will the Reorganization affect my investment?
•
The cash value of your investment will not change.  You will receive shares of Federated Capital Income Fund II with a total dollar value equal to the total dollar value of the Federated Equity Income Fund II shares that you own at the time of the Reorganization.

•	There will be no sales charge incurred as a result of the Reorganization.
•	The Reorganization will be a tax-free transaction for federal income tax purposes.

What will happen to my account?
After the Reorganization, your current account will be closed and a new account will be opened for you in Federated Capital Income Fund II.  This process will occur automatically with no action required by you.

What should I do in connection with the Reorganization?
Please vote your shares today.  If the Reorganization is approved, your shares will automatically be exchanged for shares of Federated Capital Income Fund II.  Please do not attempt to make the Reorganization exchange yourself as this will disrupt the management of the Fund’s portfolio.

How do I vote my shares?
You may vote in person at the meeting or complete and return the enclosed proxy card.  Please note that if you:

1.	do not respond at all, we may contact you by telephone to request that you cast your vote; or
2.	sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.

You may also vote by telephone through the Voice Response Unit (VRU) or through the Internet.  Please refer to your ballot for the appropriate VRU telephone number and internet address.

Whom do I call if I have questions about this Prospectus Proxy/Statement?
Please don’t hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.  Thank you in advance for your vote and your continued support of the Federated Funds.

After careful consideration, the Board of Trustees has unanimously approved this proposal.  The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal.

FEDERATED EQUITY INCOME FUND II

a portfolio of Federated Insurance Series
4000 Ericsson Drive
Warrendale, PA 15086-7561

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 19, 2010

TO SHAREHOLDERS OF FEDERATED EQUITY INCOME FUND II:  A special meeting of the shareholders of the Federated Equity Income Fund II will be held at 4000 Ericsson Drive, Warrendale, PA 15086-7561 at 2:00 p.m. (Eastern time), on February 19, 2010 for the following purposes:

1.
To approve an Agreement and Plan of Reorganization pursuant to which Federated Capital Income Fund II, a portfolio of Federated Insurance Series, would acquire all of the assets of Federated Equity Income Fund II in exchange for Shares of Federated Capital Income Fund II to be distributed pro rata by Federated Equity Income Fund to its shareholders, in complete liquidation and termination of Federated Equity Income Fund, and

2.	To transact such other business as may properly come before the special meeting or any adjournment thereof.

The Board of Trustees has fixed December 11, 2009 as the record date for determination of shareholders entitled to vote at the special meeting.

By Order of the Board of Trustees,

/s/ John W. McGonigle
John W. McGonigle
Secretary

January 15, 2010

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD.  IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.  THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT

January 15, 2010

Acquisition of the assets of

FEDERATED EQUITY INCOME FUND II

a portfolio of Federated Insurance Series
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400

By and in exchange for Shares of

FEDERATED CAPITAL INCOME FUND II
a portfolio of Federated Insurance Series

4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400

This Prospectus/Proxy Statement describes the proposal for the reorganization (the “Reorganization”) under the Agreement and Plan of Reorganization (the “Plan”), of Federated Equity Income Fund II (“Equity Fund”), a portfolio of Federated Insurance Series (“Trust”), with and into Federated Capital Income Fund II (“Capital Fund”) another portfolio of the Trust.  Under the Plan, Equity Fund would transfer all of its assets (except for deferred or prepaid expenses, which are not expected to be material in amount) to Capital Fund in exchange for Shares of Capital Fund.  Shares of Capital Fund will be distributed pro rata by Equity Fund to its shareholders in complete liquidation of Equity Fund.  As a result of the Reorganization, each owner holding shares of Equity Fund will become the owner of the Shares of Capital Fund having a total net asset value (“NAV”) equal to the total NAV of his or her holdings in the Equity Fund on the date of the Reorganization (the “Closing Date”), subject to the following:  at the time of the Reorganization, the value of the assets of Equity Fund’s shares will be determined in accordance with Capital Fund’s valuation procedures (since Equity Fund and Capital Fund’s valuation procedures are identical, the use of Capital Fund’s valuation procedures will not result in a revaluation of Equity Fund’s assets at the time of the Reorganization). A form of the Plan is attached as Exhibit A.

The Board of Trustees (the “Board”) of the Trust has determined that a reorganization of the Equity Fund into Capital Fund is in the best interest of Equity Fund shareholders and is recommending that shareholders of Equity Fund approve the Reorganization.

Insurance company separate accounts, as shareholder of Equity Fund, will request voting instructions from the owners of variable life insurance policies and variable annuity contracts of the separate accounts, and will vote the accounts’ shares in proportion to the voting instructions received.

The investment objectives for Equity Fund and Capital Fund (each a “Fund” and collectively the “Funds”) are similar.  The investment objective of the Equity Fund is to provide above average income and capital appreciation by investing primarily in income producing equity securities, and the investment objective of the Capital Fund is to achieve high current income and moderate capital appreciation by investing in both equity and fixed income securities that have high relative income potential.

           For a comparison of the investment objectives and policies of the Funds, see “Summary – Comparison of Investment Objectives, Policies and Limitations.” Information concerning Capital Fund shares, as compared to shares of Equity Fund, is included in this Prospectus/Proxy Statement in the section entitled “Summary – Comparative Fee Tables” and “Information About the Reorganization – Description of Capital Fund’s Share Class  and Capitalization.”

           This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before voting on the Reorganization. This Prospectus/ Proxy Statement is accompanied by the Prospectus of Capital Fund, dated April 30, 2009, which is incorporated herein by reference. The Statement of Additional Information dated January 15, 2010 relating to this Prospectus/Proxy Statement, contains additional information and has been filed by the Capital Fund with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. In addition, each of the following documents is incorporated by reference (legally considered to be part of the Prospectus/Proxy Statement):

1.           Statement of Additional Information for Capital Fund, dated April 30, 2009; (File Nos. 33-69268 and 811-8042);

2.           Annual Report for Equity Fund dated December 31, 2008; (File Nos. 33-69268 and 811-8042);

3.           Annual Report for Capital Fund dated December 31, 2008; (File Nos. 33-69268 and 811-8042);

4.           Semi-Annual Report for Equity Fund dated June 30, 2009; (File Nos. 33-69268 and 811-8042);and

5.           Semi-Annual Report for Capital Fund dated June 30, 2009(File Nos. 33-69268 and 811-8042).

Copies of these materials and other information about Capital Fund and Equity Fund may be obtained without charge by writing or by calling Capital Fund or Equity Fund at the address and telephone number shown on the previous pages.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.  THESE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.  INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

           THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE USED SOLELY AS AN INVESTMENT VEHICLE FOR  SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OFFERING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. THE GENERAL PUBLIC HAS ACCESS TO THE FUNDS ONLY BY PURCHASING A VARIABLE ANNUITY CONTRACT OR VARIABLE LIFE INSURANCE POLICY (THUS BECOMING A CONTRACT OWNER). SHARES ARE NOT SOLD DIRECTLY TO THE GENERAL PUBLIC.  SHARES ARE NOT SOLD ON A NATIONAL SECURITY EXCHANGE.

TABLE OF CONTENTS

                      Page

SUMMARY

REASONS FOR THE PROPOSED REORGANIZATION

TAX CONSEQUENCES

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS

INVESTMENT POLICIES

PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES

COMPARATIVE FEE TABLES

COMPARISON OF POTENTIAL RISKS AND REWARDS:  PERFORMANCE INFORMATION

FINANCIAL HIGHLIGHTS

INVESTMENT ADVISER

ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES

PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS INFORMATION; AND MIXED AND SHARED FUNDING

INFORMATION ABOUT THE REORGANIZATION

DESCRIPTION OF THE PLAN OF REORGANIZATION

DESCRIPTION OF CAPITAL FUND’S SHARE AND CAPITALIZATION

FEDERAL TAX CONSEQUENCES

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

INFORMATION ABOUT CAPITAL FUND AND EQUITY FUND

WHERE TO FIND ADDITIONAL INFORMATION

LEGAL PROCEEDINGS-EQUITY FUND AND CAPITAL FUND

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

SHARE OWNERSHIP OF THE FUNDS

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

FORM OF AGREEMENT AND PLAN OF REORGANIZATION (EXHIBIT A)

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (EXHIBIT B)

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated herein by reference into this Prospectus/Proxy Statement.  A form of the Plan is attached to this Prospectus/Proxy Statement as Exhibit A.  A copy of the prospectus for the Capital Fund accompanies this Prospectus/Proxy Statement.

Reasons for the Proposed Reorganization

The Reorganization is being proposed to shareholders of Equity Fund primarily because, in the opinion of Federated Securities Corp (“FSC”), the distributor of both Funds, Equity Fund is no longer economically viable.  Equity Fund, which was initially launched in December 1996, has experienced a diminution of its net asset size from a peak of $122.2 million in September 2000 to $19.5 million as of October 31, 2009, which includes a decrease in asset size of $2.0 million from January 1, 2009 through October 31, 2009.  This decrease in asset size has diminished Equity Fund’s ability to diversify its portfolio holdings and take advantage of economies of scale.  FSC believes that the Equity Fund shareholders would benefit from becoming shareholders of Capital Fund, whose total net assets were $35.9 million as of October 31, 2009, and which has experienced an increase in net assets of $3.3 million from January 1, 2009 through October 31, 2009.  It is anticipated that by combining Equity Fund with Capital Fund, the Capital Funds will have a greater ability to diversify the combined portfolio holdings and take advantage of economies of scale.

The Board has voted to recommend to holders of shares of Equity Fund the approval of the Plan, pursuant to which Capital Fund would acquire all of the assets of Equity Fund in exchange for Shares of Capital Fund (the “Exchange”).  Immediately following the Exchange, Equity Fund will distribute Shares of Capital Fund pro rata to holders of Equity Fund shares in complete liquidation and termination of Equity Fund.  As a result of the Reorganization, each holder of Equity Fund’s shares will become the owner of Capital Fund’s Shares having a total net asset value (“NAV”) equal to the total NAV of his or her holdings of Equity Fund on the date of the Reorganization.  Following the Reorganization, the Trust will amend the Declaration of Trust to remove Equity Fund as a series of the Trust.

In considering the Proposed Reorganization, the Board took into consideration a number of factors, including: (1) the compatibility of Equity Fund’s and Capital Fund’s investment objectives, policies and limitations; (2) the greater long-term viability of Capital Fund based on its asset size versus that of Equity Fund; (3) that the Reorganization will not result in recognition of any gain or loss for federal income tax purposes either to Equity Fund or Capital Fund or to shareholders of either Fund; (4) the one-, three- and five-year performance record of Capital Fund is superior to Equity Fund’s performance record over the same period (however, the Fund’s past performance is no guarantee of future results); (5) the Capital Fund may offer a more balanced strategy considering its bond component and both Funds share the same strategy for the Equity portion of their portfolios; (6) all fees and expenses incurred by the Funds as a result of the Reorganization shall have been or when due will be paid in full by FSC or its affiliates; and (7) the shareholders of Equity Fund will not incur a sales charge to acquire shares of the Acquiring Fund as a result of the Reorganization.

The Board likewise approved the Reorganization on behalf of Capital Fund.  Pursuant to Rule 17a-8 under the Investment Company Act of 1940 (“1940 Act”), the Trustees, including a majority of the Trustees who were not “interested persons,” determined that the Reorganization is in the best interest of both Funds and their respective shareholders, and that the interests of existing Equity Fund and Capital Fund shareholders would not be diluted as a result of the Reorganization.

Tax Consequences
For a discussion of the tax consequences of variable life or annuity contracts, shareholders of the Funds (and holders of the contracts) should refer to the prospectuses or other documents they received when they purchased their variable life or variable annuity contracts.  Variable life and variable annuity contracts purchased through insurance company separate accounts generally provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability for the contract holder.  Accordingly, any gain realized by a shareholder as a result of the Reorganization which would otherwise be subject to federal income tax, would not be subject to such current tax.  In addition, the Reorganization is expected to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code, and it is expected that there will be no adverse tax consequences to the contract holders as a result of the Reorganization.

THE BOARD OF TRUSTEES OF EQUITY FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS

This section will help you compare the investment objectives, policies and risks for the Equity Fund with the Capital Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Capital Fund’s and the Equity Fund’s prospectuses.

The investment objectives of the Capital Fund and the Equity Fund are similar.  The investment objective of the Equity Fund is to provide above average income and capital appreciation by investing primarily in income producing equity securities, and the investment objective of the Capital Fund is to achieve high current income and moderate capital appreciation by investing in both equity and fixed income securities that have high relative income potential.

Both Funds may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy.  For example, the Funds may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Funds may use derivative contracts in an attempt to:

•	Increase or decrease the effective duration of the Fund portfolio;

•	Obtain premiums from the sale of derivative contracts;

•	Realize gains from trading a derivative contract; or

•	Hedge against potential losses.

There can be no assurance that the Funds’ use of derivative contracts or hybrid instruments will work as intended.

Derivative contracts may involve “stock market risks”, “interest rate risk”, “credit risk”, “currency risk”, “liquidity risk” and “leverage risk”, as well as “risks of investing in derivative contracts and hybrid instruments”.

Because Equity Fund and Capital Fund have similar investment objectives and policies, their principal risks will be similar. All mutual funds take investment risks. The shares offered by the Funds are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The following summarized some of the more significant risk factors relating to both Funds.

•	Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.

•
Credit Risks. It is possible that issuers of fixed-income securities in which the Fund invests will fail to pay interest or principal on these securities when due, which would result in the Fund losing money.

•
Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.

•
Currency Risks. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar denominated securities.

•
Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.

•
Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Since Capital Fund invests in certain fixed income securities, it is also subject to the following risks:

•	Risks Related to Investing for Value. The Fund generally uses a “value” style of investing, so that the Fund’s Share price may lag that of other funds using a different investment style.

•
Liquidity Risks. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment-grade or are not widely held. Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

•	Risks Associated with Noninvestment-Grade Securities. Securities rated below investment-grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities

•
Risks Related to the Economy. Low-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

•	Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise.

•
Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.

•
Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

•
Emerging Markets Risks. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

A full discussion of the risks inherent in the investment in the Capital Fund and the Equity Fund is set forth in the Capital Fund’s prospectus (which accompanies this Prospectus/Proxy Statement) and the Statement of Additional Information, each dated April 30, 2009, and the Equity Fund’s Prospectus and Statement of Additional Information, each dated April 30, 2009, each of which is incorporated by reference.

INVESTMENT POLICIES – CAPITAL AND EQUITY FUND
Each Fund has fundamental investment limitations which may not be changed without shareholder approval.  The fundamental limitations of the two Funds are identical.

The following table compares the investment limitations of the Equity Fund and the Capital Fund:

INVESTMENT LIMITATIONS
Equity Fund	Capital Fund
Diversification of Investments (fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Diversification of Investments (fundamental) Same.
Borrowing Money and Issuing Senior Securities (fundamental)
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (1940 Act).

Borrowing Money and Issuing Senior Securities (fundamental) Same.
Investing in Real Estate (fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Real Estate (fundamental) Same.
Investing in Commodities (fundamental) The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.	Investing in Commodities (fundamental) Same.
Underwriting (fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Underwriting (fundamental) Same.
Lending (fundamental)
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Lending (fundamental) Same.
Concentration (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry.  Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.
Concentration (fundamental) Same.
Illiquid Securities (non-fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Illiquid Securities (non-fundamental) Same.
Purchases on Margin (non-fundamental)
The Fund will not purchase securities on margin, provided that he Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Purchases on Margin (non-fundamental) Same.
Pledging Assets (non-fundamental)
The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Pledging Assets (non-fundamental) Same.
Commodities (non-fundamental)
As a matter of non-fundamental operating policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Commodities (non-fundamental)
As a matter of non-fundamental operating policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Comparative Fee Table

Like all mutual funds, Capital Fund and Equity Fund incur certain expenses in their operations.  These expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities.  This table does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.  Set forth in the tables below is information regarding the fees and expenses currently incurred by Equity Fund and Capital Fund and pro forma fees and expenses for Capital Fund after giving effect to the Reorganization. As indicated in the table, a vote in favor of the Proposal will result in higher expenses to Equity Fund shareholders.

As indicated in the table a vote in favor of the Proposal will result in larger expenses to Equity Fund Shareholders.

FEES AND EXPENSES
This table describes (1) the actual fees and expenses that you may pay if you buy and hold Shares of Federated Equity Income Fund II as of its most recent Prospectus dated April 30, 2009; (2) the actual fees and expenses that you may pay if you buy and hold Shares of Federated Capital Income Fund II as of its most recent Prospectus dated April 30, 2009; and  (3)  the proforma fees and expenses of Shares of Federated Capital Income Fund II on a combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal year).

Shareholder Fees	Federated Equity Income Fund II	Federated Capital Income Fund II	Federated Capital Income Fund II Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A	N/A	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A	N/A	N/A
Exchange Fee	N/A	N/A	N/A

Annual Fund Operating Expenses (Before Waivers, Reimbursement and Reductions)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.75%2	0.75%3	0.75%3
Distribution (12b-1) Fee	0.25%4	None	None
Other Expenses	1.14%5	1.01%6	1.00%6
Acquired Fund Fees and Expenses7	0.01%	0.15%	0.15%
Total Direct and Acquired Annual Fund Operating Expenses	2.15%	1.91%	1.90%

1 With respect to Federated Equity Income Fund II, Federated Capital Income Fund II and Federated Capital Income Fund II Pro Forma Combined, the percentages are based on actual expenses for the entire fiscal year ended December 31, 2008.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  With respect to Federated Equity Income Fund II, although not contractually obligated to do so, the Adviser and administrator waived certain amounts.  Additionally, the distributor and administrative services provider did not charge their fee.  These are shown below along with the net expenses Federated Equity Income Fund II actually paid for the fiscal year ended December 31, 2008.  With respect to Federated Capital Income Fund II and Federated Capital Income Fund II Pro Forma Combined, although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts.  Additionally, the administrative services provider did not charge its fee.  These are shown below along with the net expenses Federated Capital Income Fund II and Federated Capital Income Fund II Pro Forma Combined actually paid for the fiscal year ended December 31, 2008.

Total Waivers, Reimbursement and Reductions of Fund Expenses	0.97%	0.63%	0.62%
Total Actual Annual Fund Operating Expenses (after waivers, reimbursement and reductions)	1.18%	1.28%	1.28%
2  With respect to Federated Equity Income Fund II, the Adviser voluntarily waived a portion of the management fee.  The Adviser can terminate this voluntary waiver at any time.  The management fee paid by the Federated Equity Income Fund II (after the voluntary waiver) was 0.35% for the fiscal year ended December 31, 2008.

3With respect to Federated Capital Income Fund II and Federated Capital Income Fund II Pro Forma Combined, the Adviser voluntarily waived and reimbursed a portion of the management fee.  The Adviser can terminate this voluntary waiver and reimbursement at any time.  The management fee paid by Federated Capital Income Fund II (after the voluntary waiver/reimbursement) was 0.44% and 0.43%, respectively for the fiscal year ended December 31, 2008.

4   With respect to Federated Equity Income Fund II, the Fund did not pay or accrue the distribution (12b-1) fee for the Primary Shares during the fiscal year ended December 31, 2008.  The Fund has no present intention of paying or accruing the distribution (12b-1) fee for the Primary Shares during the fiscal year ending December 31, 2009.

5   With respect to Federated Equity Income Fund II, includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see “Payments to Financial Intermediaries” herein.  The administrator voluntarily waived a portion of its fee.  The administrator can terminate this voluntary waiver at any time.  In addition, the administrative services provider did not charge, and therefore the Fund did not accrue, a portion of its fee.  This reduction can be terminated at any time.  Total other expenses paid by Federated Equity Income Fund II (after the voluntary waiver and reduction) were 0.82% for the fiscal year ended December 31, 2008.

6With respect to Federated Capital Income Fund II and Federated Capital Income Fund II Pro Forma Combined, includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see “Payments to Financial Intermediaries” herein.  The administrator voluntarily waived a portion of its fee.  The administrator can terminate this voluntary waiver at any time.  In addition, the administrative services provider did not charge, and therefore the Fund did not accrue, a portion of its fee.  This reduction can be terminated at any time.  Total other expenses paid by Federated Capital Income Fund II and Federated Capital Income Fund II Pro Forma Combined (after the voluntary waiver and reduction) were 0.69% and 0.70%, respectively, for the fiscal year ended December 31, 2008.

7    Each Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests.  Each Fund’s indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds from their most recent shareholder reports (including any current waiver) for the fiscal year ended December 31, 2008.  Actual acquired fund expenses incurred by each Fund may vary with changes in the allocation of Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses are before waivers, reimbursement and reductions as shown in the table and remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Federated Equity Income Fund II, Service Shares	$218	$673	$1,154	$2,483

Federated Capital Income Fund II, Service Shares	$194	$600	$1,032	$2,233

Federated Capital Income Fund II, Pro Forma Combined Service Shares	$193	$597	$1,026	$2,222

Comparison of Potential Risks and Returns, Performance Information

The bar charts and tables below compare the potential risks and returns of investing in the Equity Fund and the Capital Fund. The bar charts provide an indication of the risks of investing in each Fund by showing changes in each Fund’s performance from year to year. The total returns shown in the bar charts are based upon NAV. The tables show how each Fund’s average annual total returns for the one year, five years and ten years (or start of performance). The figures assume reinvestments of dividends and distributions.

EQUITY FUND

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance is no guarantee of future results.

The “y” axis reflects the “% of Total Return” beginning with -40% and increasing in increments of 10% up to 40%. The “x” axis represents calculation periods from 1999 through the calendar year ended 2008. The light gray shaded chart features 10 distinct vertical bars, each shaded in black, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Equity Fund is stated at the top of each respective bar for calendar years ended 1999 through 2008. The percentages noted are 18.39%, -11.19%, -10.98%, -20.74%, 27.27%, 12.84%, 3.33%, 23.13%, 2.05%, and -30.45%.

The Fund’s Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund’s total return for the three-month period from January 1, 2009 to March 31, 2009 was (10.92)%.

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 15.71% (quarter ended June 30, 2003). Its lowest quarterly return was (16.62)% (quarter ended December 31, 2008).

Average Annual Total Return Table

Return Before Taxes is shown. The table also shows returns for the Russell 1000 Value Index (RU1000V), a broad-based market index, and the Fund’s blended benchmark, consisting of 90% Russell 1000 Value Index/10% Merrill Lynch 91 Day Treasury Index (90%RU1000V/10%ML91DTB) and the Lipper Variable Underlying Funds Equity Income Average (LFEIA). RU1000V and 90%RU1000V/10%ML91DTB returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. LFEIA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund’s performance. Indexes are unmanaged, and it is not possible to invest directly in an index or average.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	(30.45)%	0.38%	(0.38)%
RU1000V	(36.85)%	(0.79)%	1.36%
90% RU1000V/10% ML91DTB	(32.96)%	(0.39)%	1.57%
LFEIA	(38.68)%	(3.23)%	(0.57)%

CAPITAL FUND

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance is no guarantee of future results.

The “y” axis reflects the “% of Total Return” beginning with -30% and increasing in increments of 5% up to 25%. The “x” axis represents calculation periods from 1999 through the calendar year ended 2008.. The light gray shaded chart features 10 distinct vertical bars, each shaded in black, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Capital Fund is stated at the top of each respective bar for calendar years ended 1999 through 2008. The percentages noted are 1.69%, -8.95%, -13.72%, -23.95%, 20.67%, 9.92%, 6.28%, 15.70%, 3.93% and -20.38%.

The Fund’s Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund’s total return for the three-month period from January 1, 2009 to March 31, 2009 was (0.57)%.

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 13.73% (quarter ended June 30, 2003). Its lowest quarterly return was (18.65)% (quarter ended September 30, 2002).

Average Annual Total Return Table

Return Before Taxes is shown. The table also shows returns for the Standard & Poor’s 500 Index (S&P 500) and the Russell 1000 Value Index (RU1000V), both broad-based market indexes, a blend of indexes (the Blended Index) comprised of 40% Russell 1000 Value Index/20% Barclays Capital Emerging Market Bond Index/20% Barclays Capital High Yield 2% Issuer Constrained Index/20% Barclays Capital Mortgage-Backed Securities Index and the Lipper Variable Underlying Funds Income Average (LFIA). LFIA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund’s performance. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	(20.38)%	2.28%	(1.96)%
Blended Index	(21.16)%	1.51%	4.14%
S&P 500	(37.00)%	(2.19)%	(1.38)%
RU1000V	(36.85)%	(0.79)%	1.36%
LFIA	(38.68)%	(3.23)%	(0.57)%

Management’s Discussion of Fund Performance

Attached as Exhibit B to the prospectus/proxy statement is Management’s Discussion of Fund Performance and a line graph showing performance for each of the last ten most recent fiscal years of Equity Fund and Capital Fund.

Financial Highlights

The financial highlight tables are intended to help you understand each Fund’s financial performance for the past five fiscal years. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the funds (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees were imposed, performance would be lower. The finical information for Equity Fund has been audited by KPMG, LLP the independent registered public accounting firm.  Financial information for Capital Fund for the fiscal years ended December 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.

Federated Equity Income Fund II

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited)		Year Ended December 31,
	6/30/2009		2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$10.89		$16.21		$16.34		$13.57		$13.42		$12.13
Income From Investment Operations:
Net investment income	0.19	2	0.40	2	0.40	2	0.37	2	0.31		0.28
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	(0.51)		(5.20)		(0.07)		2.72		0.12		1.25
TOTAL FROM INVESTMENT OPERATIONS	(0.32)		(4.80)		0.33		3.09		0.43		1.53
Less Distributions:
Distributions from net investment income	(0.49)		(0.52)		(0.46)		(0.32)		(0.28)		(0.24)
Net Asset Value, End of Period	$10.08		$10.89		$16.21		$16.34		$13.57		$13.42
Total Return3	(2.62)%		(30.45)%		2.05%		23.13%		3.33%		12.84%

Ratios to Average Net Assets:
Net expenses	1.17	%4,5	1.17	%5	1.17	%5	1.14	%5	1.14	%5	1.12	%5
Net investment income	3.95	%4	2.89%		2.41%		2.56%		2.09%		2.08%
Expense waiver/reimbursement6	1.19	%4	0.48%		0.14%		0.09%		0.04%		0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$18,793		$21,463		$43,184		$57,998		$62,377		$72,907
Portfolio turnover	69%		117%		102%		60%		31%		55%
1    Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2    Per share numbers have been calculated using the average shares method.

3    Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.  Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.

4    Computed on an annualized basis.

5    The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.10%, 1.17%, 1.16%, 1.14%, 1.13% and 1.11% for the six months ended June 30, 2009 and for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively, after taking into account these expense reductions.

6    This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Federated Capital Income Fund II

Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited	)	Year Ended December 31,
	6/30/2009		2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$7.25		$9.62		$9.74		$8.94		$8.87		$8.44
Income From Investment Operations:
Net investment income	0.36	2	0.45	2	0.42	2	0.44	2	0.42	2	0.36	2
Net realized and unrealized gain (loss) on investments, written options, futures contracts, swap contracts and foreign currency transactions	0.40		(2.32)		(0.05)		0.91		0.11		0.44
TOTAL FROM INVESTMENT OPERATIONS	0.76		(1.87)		0.37		1.35		0.53		0.80
Less Distributions:
Distributions from net investment income	(0.49)		(0.50)		(0.49)		(0.55)		(0.46)		(0.37)
Net Asset Value, End of Period	$7.52		$7.25		$9.62		$9.74		$8.94		$8.87
Total Return3	11.26%		(20.38)%		3.93%		15.76%		6.28%		9.92%

Ratios to Average Net Assets:
Net expenses	1.13	%4,5	1.13	%5	1.13	%5	1.10	%5	1.01	%5	1.00%
Net investment income	10.04	%4	5.23%		4.38%		4.85%		4.87%		4.37%
Expense waiver/reimbursement6	0.74	%4	0.38%		0.19%		0.20%		0.17%		0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$31,824		$32,549		$49,498		$61,673		$62,526		$78,201
Portfolio turnover	36%		94	%7	68	%7	63	%7	38	%7	59	%7
1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2Per share numbers have been calculated using the average shares method.

3Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.

4Computed on an annualized basis.

5The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.11%, 1.13%, 1.13%, 1.10% and 1.00% for the six months ended June 30, 2009 and for the years ended December 31, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.

6This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7This calculation excludes purchases and sales from dollar-roll transactions.

See Notes which are an integral part of the Financial Statements

Investment Adviser

The Board governs both Equity Fund and Capital Fund. The Board selects and oversees Federated Equity Management Company of Pennsylvania (the “Adviser”), which is the Adviser for both Equity Fund and Capital Fund. The Adviser manages Equity Fund’s assets and Capital Fund’s assets, including buying and selling portfolio securities.   Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Funds. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser has delegated daily management of some of Capital Fund assets to a sub-adviser, Federated Investment Management Company (“Sub-Adviser”), which is paid by the Adviser and not by Capital Fund, based on the portion of securities the Sub-Adviser manages. The Sub-Adviser’s address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser, Sub-Adviser and other subsidiaries of Federated Investors, Inc. (“Federated”) advise approximately 149 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

Portfolio Manager Information

Equity Fund

The following individuals serve as the portfolio managers for the Equity Fund:

John L. Nichol

John L. Nichol has been the Fund’s Portfolio Manager since January 2003. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund’s Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol is a Chartered Financial Analyst. He received has M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.

Linda Bakhshian

Linda Bakhshian has been a Portfolio Manager of the Fund since November 2009.
Ms. Bakhshian joined Federated in October 2007 and is a Vice President of the Fund’s Adviser.  Previously, she served as an equity research analyst with the Principal Financial Group from September 2002 to October 2007.  Ms. Bakhshian has earned the Chartered Accountant designation and received her B.B. from the University of New England (Australia).

Capital Fund

The following individuals serve as the portfolio managers for the Capital Fund:

John L. Nichol

John L. Nichol has been a Portfolio Manager of the Fund’s equity asset class since February 2001. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund’s Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol is a Chartered Financial Analyst. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.

Joseph M. Balestrino

Joseph M. Balestrino has been a Portfolio Manager of the Fund for the fixed-income allocation and high grade bond asset classes since January 2003. He is Vice President of the Fund. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund’s Sub-Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund’s Sub-Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Sub- Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master’s Degree in Urban and Regional Planning from the University of Pittsburgh.

Todd A. Abraham

Todd A. Abraham has been a Portfolio Manager of the Fund for the mortgage asset class since February 2003. Mr. Abraham has been a Portfolio Manager since 1995 and a Vice President of the Fund’s Sub-Adviser since 1997. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in Finance from Loyola College.

Roberto Sanchez-Dahl

Roberto Sanchez-Dahl has been a Portfolio Manager of the Fund for the international bond and emerging markets asset classes since January 2003. Mr. Sanchez-Dahl joined Federated in December 1997 as a Senior Investment Analyst. He was promoted to Vice President of the Fund’s Sub-Adviser in January 2000. Mr. Sanchez-Dahl served as an Associate covering Emerging Markets in the Credit Department at Goldman, Sachs & Co. from July 1994 through November 1997. Mr. Sanchez-Dahl is a Chartered Financial Analyst. He earned an M.B.A. from Columbia University with a concentration in Finance and International Business.

Mark E. Durbiano

Mark E. Durbiano has been a Portfolio Manager of the high income fund since December 1993. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund’s Sub-Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund’s Sub- Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Linda Bakhshian

Linda Bakhshian has been a Portfolio Manager of the Fund since November 2009.
Ms. Bakhshian joined Federated in October 2007 and is a Vice President of the Fund’s Adviser.  Previously, she served as an equity research analyst with the Principal Financial Group from September 2002 to October 2007.  Ms. Bakhshian has earned the Chartered Accountant designation and received her B.B. from the University of New England (Australia).

Advisory Fees, Service Fees, Shareholder Fees and Other Expenses

Investment Advisory Fees

           The annual investment advisory fee for Equity Fund is 0.75% of Equity Fund’s average daily net assets.   The Adviser may voluntarily choose to waive a portion of its advisory fee or reimburse Equity Fund for certain operating expenses.  This voluntary waiver or reimbursement may be terminated by the Adviser at any time in its sole discretion.  A discussion of the review of the Equity Fund advisory contract by the Board is available in Equity Fund Semi Annual Report dated June 30, 2009.

The annual investment advisory fee for Capital Fund is 0.75% of Capital Fund’s average daily net assets.  The Adviser may voluntarily choose to waive a portion of its advisory fee or reimburse Capital Fund for certain operating expenses.  This voluntary waiver or reimbursement may be terminated by the Adviser at any time in its sole discretion.  A discussion of the review of the Capital Fund advisory contract by the Board is available in the Capital Fund Semi Annual Report dated June 30, 2009.

Administrative Fees

Federated Administrative Services (“FAS”), an affiliate of the Adviser, serves as administrator to Equity Fund and Capital Fund and provides certain administrative personnel and services as necessary.  FAS provides these services at an annual rate based on the average aggregate daily net assets of Equity Fund and Capital Fund and most of the other Federated funds advised by the Advisers or their affiliates.  The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily net assets to 0.075% on assets over $20 billion.  FAS’ minimum annual administrative fee with respect to each Fund is $150,000 per portfolio.  FAS may choose voluntarily to waive a portion of its fee.

FAS also provides certain accounting and recordkeeping services with respect to the both the Equity Fund and Capital Fund portfolio investments for a fee based on each Fund’s assets plus out-of-pocket expenses.

Rule 12b-1 Fees

The Equity Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% of the average net assets to FSC for the sale, distribution, administration and customer servicing of the Equity Fund’s shares.

When FSC receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. Because these shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.

Administrative Service Fees

Each Fund may pay Administrative Service Fees of up to 25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts.

PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES; DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS INFORMATION; MIXED AND SHARED FUNDING

The transfer agent and dividend-disbursing agent for each Fund is State Street Bank and Trust Company (“State Street Bank”). Services provided by State Street Bank include the issuance, cancellation and transfer of shares, and the maintenance of records regarding the ownership of such shares.

Reference is made to the Prospectus of each Fund dated April 30, 2009, each of which is incorporated herein by reference, for a description of the purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of each Fund.  These procedures are identical to one another.  For a complete description of purchase, redemption and exchange procedures, contract holders should refer to the contract prospectuses.

Purchase and Redemption and Exchange Procedures

The shares offered by each Fund are used as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Funds only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares of the Funds are not sold directly to the general public.

Purchase and redemption orders for the Funds must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if the Fund receives from the participating insurance company your order in accordance with requirements of the Fund’s Participation Agreement among the Fund, the Distributor and your participating insurance company. The Funds reserve the right to reject any purchase order.

Dividends and Distributions

Each Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

Tax Information

Each Fund intends to comply with variable asset diversification regulations. If a Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as annuity, endowment or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

Frequent Trading

Frequent or short-term trading into and out of a Fund can have adverse consequences for the Fund and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt a Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short- term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

The Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Funds’ shares.  These policies and procedures are identical for both Funds and are described in each Fund’s prospectus and incorporated herein by reference.

Portfolio Holdings Disclosure Policies

The Board has approved policies and procedures with respect to the disclosure of its portfolio securities.  These policies and procedures are identical for both Funds and are described in each Fund’s prospectus and incorporated herein by reference.

Mixed Funding and Shared Funding

The practice of using shares as investments for both variable annuity contracts and variable life insurance policies is called “mixed funding.” The practice of using shares as investments by separate accounts of unaffiliated life insurance companies is called “shared funding.”

The Funds do engage in mixed funding and shared funding. Although the Funds do not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment or other considerations resulting from mixed funding or shared funding, the Board of the Equity Fund and the Capital Fund will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Equity Fund or the Capital Fund.

INFORMATION ABOUT THE REORGANIZATION

Description of the Plan of Reorganization

The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or about March 12, 2010.  On the Closing Date, all of the assets (except for deferred or prepaid expenses which are not expected to be material) of Equity Fund will be transferred to Capital Fund.  In exchange for the transfer of these assets, Capital Fund will simultaneously issue to Equity Fund a number of full and fractional shares of Capital Fund equal in value to the aggregate NAV of Equity Fund calculated as of 4:00 p.m. on the Closing Date.

The value of Equity Fund’s assets to be acquired by Capital Fund shall be the value of such assets at the Closing Date of the Reorganization using the valuation procedures set forth in Capital Fund’s Declaration of Trust and its current Prospectuses and SAI, or such other valuation procedures as Equity Fund and Capital Fund shall mutually agree.  Since the valuation procedures for the Equity Fund and the Capital Fund are identical, the use of Capital Fund’s valuation procedures will not result in a revaluation of Equity Fund’s asset at the time of the Reorganization.  Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.  Over-the-counter derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for the Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If a Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers.  If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the Fund’s fair valuation procedures described in the Funds’ Prospectuses and Statement of Additional Information.

Prior to the Reorganization, Equity Fund will discharge all of its liabilities and obligations as provided in the Plan. Following the transfer of its assets in exchange for shares of Capital Fund, Equity Fund will distribute shares of Capital Fund pro rata to shareholders of record of Equity Fund in complete liquidation of Equity Fund.  Shareholders of Equity Fund owning shares on the Closing Date of the Reorganization will receive that number of shares of Capital Fund which have the same aggregate value as the shareholder held in Equity Fund immediately before the Reorganization.  This distribution will be accomplished by the establishment of accounts in the names of Equity Fund’s shareholders on the share records of Capital Fund’s transfer agent.  Capital Fund does not issue share certificates to shareholders. Following the consummation of the Reorganization, Equity Fund will terminate its existence. The transfer of shareholder accounts from Equity Fund to Capital Fund will occur automatically.  It is not necessary for Equity Fund shareholders to take any action to effect the transfer.

Please do not attempt to make the transfer yourself.  If you do so, you may disrupt the management of the Funds’ portfolios, and you may incur sales charges that you would not incur in the Reorganization.

The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things, approval of the Reorganization by Equity Fund’s shareholders.  The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board of either Fund determines that the Reorganization is not in the best interest of the shareholders of Equity Fund or Capital Fund, respectively.

Costs of Reorganizations

The expenses of the Reorganization will be borne by the Adviser or its affiliates. Reorganization expenses include, without limitation:  (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.  Any brokerage charges associated with the purchase or disposition of portfolio securities by Equity Fund prior to the Reorganization will be borne by Equity Fund.

The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a form of which is attached hereto as Exhibit A and incorporated herein by reference.

Description of Capital Fund’s Share Class and Capitalization

Shares of Capital Fund to be issued to shareholders of Equity Fund under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the prospectus of Capital Fund provided herewith for additional information about shares of Capital Fund.

The following table sets forth the unaudited capitalization of the Federated Equity Income Fund II into Federated Capital Income Fund II as of June 30, 2009.

Fund II	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Federated Equity Income Fund II	$18,792,663	1,864,209	$10.08
Reorganization costs1 Share Adjustments2	(26,251)	631,325
Federated Capital Income Fund II	$31,824,297	4,234,217	$7.52
Federated Capital Income Fund II, Pro Forma Combined	$50,590,709	6,729,751	$7.52

1 Adjustment to reflect estimated brokerage commissions related to the disposition of portfolio securities by Federated Equity Income Fund II, and acquisition of replacement securities prior to the Reorganization.

2 Adjustment as a result of the combination to reflect the conversion of shares of Federated Equity Income Fund II to shares of Federated Capital Income Fund II based on the net asset value of Federated Capital Income Fund II.

Federal Tax Consequences

For a discussion of the tax consequences of variable life or annuity contracts, shareholders of the Funds should refer to the prospectuses or other documents they received when they purchased their variable life or variable annuity contracts.  Variable life and variable annuity contracts purchased through insurance company separate accounts generally provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability for the contract holder.  Accordingly, any gain realized by a shareholder as a result of the Reorganization which would otherwise be subject to federal income tax, would not be subject to such current tax.

In addition, the transaction is expected to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code and it is expected that there will be no adverse tax consequences to the contract holders as a result of the transaction.

Shareholders of Equity Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

Comparative Information on Shareholders Rights

Both Funds are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. Both Funds are portfolios of the Trust, which was established under the laws of the Commonwealth of Massachusetts. Because both Funds are both portfolios of the same Trust, the rights of the stockholders of the two Fund’s relating to voting, distributions and redemption are identical. The chart below describes your rights as a shareholder of the Trust.

CATEGORY	SHAREHOLDER RIGHTS
Preemptive Rights	None
Preferences	None
Appraisal Rights	None
Conversion Rights	None
Exchange Rights (other than the right to exchange for shares of the same class of other Federated mutual funds as provided in the Funds’ prospectuses)	None
Annual Meetings	None
Right to Call Shareholder Meetings
Shall be called by the Trustees upon the written request of shareholders owning at least one-tenth of the outstanding shares of all Fund and class entitled to vote. Shareholders shall be entitled to at least fifteen days' notice of any meeting.

Notice of Meetings	Mailing such notice at least 7 days before meeting.
Record Date For Meetings	A period not exceeding ninety (90) days preceding the date of any meeting of shareholders of the Trust or any Fund or class.
Vote Required for Election of Trustees
Unless otherwise required by the 1940 Act, Massachusetts law, or any court or regulatory body of competent jurisdiction, or unless the Trustees determine otherwise, a Trustee shall be elected by the Trustees, and shareholders shall have no right to elect Trustees.
A plurality of the votes cast shall elect a Trustee.

Adjournment of Meetings
If a quorum shall not be present for the purpose of any vote that may properly come before the meeting, the shares present in person or by proxy and entitled to vote at such meeting on such matter may, by plurality vote, adjourn the meeting from time to time to such place and time without further notice than by announcement to be given at the meeting until a quorum entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened.

Removal of Trustees by Shareholders	A Trustee may be removed at any special meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares.
Personal Liability of Officers and Trustees
Trustees and officers of the Trust shall be liable for their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, as the case may be, and for nothing else.

Personal Liability of Shareholders
The Trustees, officers, employees or agents of the Trust shall have no power to bind any shareholder of any Fund or Class personally or to call upon such shareholder for the payment of any sum of money or assessment whatsoever, other than such as the shareholder may at any time agree to pay by way of subscription for any shares or otherwise.
No shareholder or former shareholder of any Fund or Class shall be liable solely by reason of his being or having been a shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against or with respect to the Trust or any Fund or Class arising out of any action taken or omitted for or on behalf of the Trust or such Fund or Class, and the Trust or such Fund or Class shall be solely liable therefore and resort shall be had solely to the property of the relevant Fund or Class of the Trust for the payment or performance thereof.

Rights of Inspection
The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each Fund shall be open to the inspection of the shareholder of the Fund; and no shareholder shall have any right of inspecting any account or book or document of the Trust except that, to the extent such account or book or document relates to the Fund in which he is a shareholder or the Trust generally, such shareholder shall have such right of inspection as conferred by laws or authorized by the Trustees or by resolution of the shareholders of the relevant Fund.

Number of Authorized Shares; Par Value	Shall at all times be divided into transferable shares, without par value.

INFORMATION ABOUT CAPITAL FUND
AND EQUITY FUND

Where to Find Additional Information

Information about Equity Fund is included in its Prospectus and SAI dated April 30, 2009, each of which is incorporated herein by reference. Information about Capital Fund is included in its prospectus dated April 30, 2009, a copy of which accompanies this Prospectus/Proxy Statement and is incorporated herein by reference, and in its Statement of Additional Information dated April 30, 2009, which is incorporated herein by reference. Copies of the Statement of Additional Information of Capital Fund, the prospectus and Statement of Additional Information of Equity Fund and the Statement of Additional Information relating to this Prospectus/Proxy Statement dated January 15, 2010, all of which have been filed with the SEC, may be obtained without charge by contacting the Federated Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561. The prospectuses and Statements of Additional Information of Equity Fund and Capital Fund is available electronically at Federated’s website at FederatedInvestors.com.

The Trust, on behalf of each Fund, is subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith files reports and other information with the SEC.  Reports, proxy and information statements and other information filed by the Trust, on behalf of each Fund, can be obtained by calling or writing the Fund and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington, D.C. 20549.  Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

Legal Proceedings –Equity Fund and Capital Fund

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

Proxies are being solicited by the Board of the Trust on behalf of the Trust’s portfolio, Equity Fund. The proxies will be voted at the special meeting of shareholders of Equity Fund to be held February 19, 2010, at 4000 Ericcson Drive, Warrendale, PA 15086-7561 at 2:00 p.m. (Eastern time), (such special meeting and any adjournment or postponement thereof are referred to as the “Special Meeting”).

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Adviser or its affiliates. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Adviser or its affiliates, or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholder after the fact. The Adviser may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about January 15, 2010 to shareholders of record at the close of business on December 11, 2009 (the “Record Date”).

Each Fund’s Annual Report, which includes audited financial statements for the fiscal year ended December 31, 2008, was previously mailed to shareholders of the Fund.  Each Fund’s Semi-Annual Report, which includes unaudited financial statements for the six months ended June 30, 2009, was previously mailed to shareholders of the Fund.

Each Fund will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of its Annual Report and/or Semi-Annual Report.  Requests for Annual Reports and/or Semi-Annual Reports for a Fund may be made by writing to the Fund’s principal executive offices or by calling the toll-free telephone number, 1-800-341-7400.  The principal executive office for both Funds is located at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561.  The reports are also available electronically at Federated’s website at FederatedInvestors.com.

Proxies, Quorum and Voting at the Special Meeting

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting.  Each share of Equity Fund is entitled to one vote.  Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of Capital Fund are not being solicited since their approval is not required in order to effect the Reorganization.

Insurance company separate accounts, as shareholders of Equity Fund, will request voting instructions from the owners of variable life insurance policies and variable annuity contracts (“Variable Contract Owners”) of the separate accounts, and will vote the accounts’ shares or other voting interests in Equity Fund in proportion to the voting instructions received.  Each separate account is required to vote its shares of Equity Fund in accordance with instructions received from Variable Contract Owners.  Each separate account is also required to vote shares of Equity Fund held in each of its respective variable accounts for which no voting instructions have been received in the same proportion as the separate account votes shares held by variable accounts for which it has received instructions.  Shares held by an insurance company in its general account, if any, must be voted in the same proportions as the votes cast with respect to shares held in all of the insurance company’s variable accounts in the aggregate.  Variable Contract Owners are permitted to give instructions to Equity Fund and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date.  In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that insurance companies will furnish a copy of this Prospectus/Proxy Statement to Variable Contract Owners.  Any Variable Contract Owner giving instructions will be advised by Equity Fund concerning the means of providing voting instructions, and the timing or method of amending or revoking any instructions previously given.

Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person.  All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Agreement and Plan of Reorganization in the attached Notice.

In order to hold the Special Meeting, a “quorum” of shareholders must be present.  Holders of more than fifty percent of the total number of outstanding shares of the Equity Fund entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Agreement and Plan or Reorganization and for the purpose of transacting any other business which may come before the meeting.  Satisfaction of the “quorum” requirement will be determined by the presence, in person or by proxy, of the insurance company separate accounts as shareholders hold of Equity Fund and not by the presence of Variable Contract Owners Approval of the Reorganization requires the affirmative vote of a “majority of the outstanding voting shares” of Equity Fund as defined in the 1940 Act.  This requires the affirmative of: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities.

Shares represented by a properly executed proxy will be voted in accordance with the instruction on the proxy, or if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of some of the proposals.

If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date.  In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal.  All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Special Meeting to be adjourned.  The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote.  A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

Share Ownership of the Funds

Officers and Trustees of the Trust own less than 1% of Equity Fund and Capital Fund's outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the shares of Equity Fund then outstanding:  Union Security Insurance Company, Hartford, CT, owned approximately 877,340 Shares (51.42%); ING Life Insurance and Annuity Company, Windsor, CT, owned approximately 433,603 Shares (25.42%); Nationwide Life Insurance Company, Columbus, OH, owned approximately 190,116 Shares (11.14%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the shares of Capital Fund then outstanding:  Union Security Insurance Company, Hartford CT, owned approximately 228,108 Shares (5.40%); Symetra Life Insurance Company, Bellevue, WA, owned approximately 272,356 Shares (6.45%); Jefferson National Life Insurance Company, Louisville, KY, owned approximately 381,323 Shares (9.03%); GE Life & Annuity, Richmond, VA, owned approximately 1,167,214 Shares (27.63%); Lincoln Benefit Life Company, Vernon Hills, IL, owned approximately 319,390 Shares (7.56%); Lincoln Benefit Life Company, Lincoln, NE, owned approximately 526,138 Shares (12.46%); ING Life Insurance and Annuity Company, Windsor, CT, owned approximately 425,383 Shares (10.07%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

INTERESTS OF CERTAIN PERSONS

The Adviser is a subsidiary of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as Trustees of the Trust.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

Equity Fund is not required, and does not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Federated Insurance Series, Federated Investors Funds 4000 Ericsson Drive, Warrendale, PA 15086-7561, so that they are received within a reasonable time before any such meeting.

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Equity Fund.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

John W. McGonigle
Secretary

January 15, 2010

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 14th day of December 2009, by and between Federated Insurance Series, a MASSACHUSETTS BUSINESS TRUST, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA, 15086-7561 (the “TRUST”), with respect to its Federated Capital Income Fund II (the “Acquiring Fund”), a series of the TRUST, and the Trust with respect to its Federated Equity Income Fund II, a series of the TRUST (“Acquired Fund” and, collectively with the Acquiring Fund, the “Funds”).

 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for shares, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution of the Acquiring Fund Shares to the holders of shares of the Acquired Fund; and (iii) the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of the TRUST; the TRUST is an open-end, registered management investment company; and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund and the Acquired Fund are authorized to issue their shares of beneficial interests;

WHEREAS, the TRUSTEES of the TRUST have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the TRUSTEES of the TRUST have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

 1.1           THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund.  In exchange, the Acquiring Fund agrees:  (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by multiplying (a)  the shares outstanding of the Acquired Fund (the “Acquired Fund Shares”) by (b) the ratio computed by dividing (x) the net asset value per share of the Acquired Fund Shares by (y) the net asset value per share of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2 Holders of the Acquired Fund Shares will receive Acquiring Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

 1.2           ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund.  The assets to be acquired by the Acquiring Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and shall be excluded from the Valuation of Assets under paragraph 2.1 and the corresponding calculation of net asset value per share of the Acquired Fund Shares under this Agreement.

 The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements.  The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

 1.3           LIABILITIES TO BE DISCHARGED.  The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

 1.4           LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable:  (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below.  Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders.  All issued and outstanding Acquired Fund Shares  will simultaneously be canceled on the books of the Acquired Fund.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.  After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

 1.5           OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

 1.6           TRANSFER TAXES.  Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

 1.7           REPORTING RESPONSIBILITY.  Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

 1.8           TERMINATION.  The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

 1.9           BOOKS AND RECORDS.  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

 2.1           VALUATION OF ASSETS.  The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the TRUST’s DECLARATION OF TRUST and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

 2.2           VALUATION OF SHARES.  The net asset value per share of Acquiring Fund Shares shall be the net asset value per share of Acquired Fund Shares computed at the closing on the Closing Date, using the valuation procedures set forth in the TRUST’s DECLARATION OF TRUST and the Acquiring Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

 2.3           SHARES TO BE ISSUED.  The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets, shall be determined in accordance with paragraph 1.1.

 2.4           DETERMINATION OF VALUE.  All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

 3.1           CLOSING DATE.  The closing shall occur on or about March 12, 2010, or such other date(s) as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein.  The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

 3.2           CUSTODIAN’S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that:  (a) the Acquired Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

 3.3           EFFECT OF SUSPENSION IN TRADING.  In the event that on the scheduled Closing Date, either:  (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.

 3.4           TRANSFER AGENT’S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the TRUST or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

REPRESENTATIONS AND WARRANTIES

 4.1           REPRESENTATIONS OF THE ACQUIRED FUND.  The TRUST, on behalf of the Acquired Fund, represents and warrants to the TRUST, on behalf of the Acquiring Fund, as follows:

a)	The Acquired Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the Massachusetts.

b)
The TRUST is registered as an open-end management investment company under the 1940 Act, and the TRUST’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

c)
The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the TRUST’s DECLARATION OF TRUST or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

e)
The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

f)
Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement.  The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

g)
The audited financial statements of the Acquired Fund as of December 31, 2008, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h)
The unaudited financial statements of the Acquired Fund as of June 30, 2009, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

i)
Since the date of the financial statements referred to in paragraph  (h) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this paragraph (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

j)
As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquired Fund’s knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

k)
The minute books and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Acquired Fund and of the Acquired Fund, the Acquired Fund’s Board of Trustees and committees of the Acquired Fund’s Board of Trustees. The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund Shares.

l)
The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

m)
All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

n)
All issued and outstanding Acquired Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund.  All of the issued and outstanding Acquired Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4.  The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund Shares, and has no outstanding securities convertible into any of the Acquired Fund Shares.

o)
At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

p)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund.  Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

q)
The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

r)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the TRUST with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

s)
The Acquired Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

t)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by the TRUST, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

 4.2           REPRESENTATIONS OF THE ACQUIRING FUND.  The TRUST, on behalf of the Acquiring Fund, represents and warrants to the TRUST, on behalf of the Acquired Fund, as follows:

a)	The Acquiring Fund is a separate series of a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

b)
The TRUST is registered as an open-end management investment company under the 1940 Act, and the TRUST’s registration with the Commission as an investment company under the 1940 Act is in full force and effect.

c)
The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the TRUST’s DECLARATION OF TRUST or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

e)
Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

f)
The financial statements of the Acquiring Fund as of December 31, 2008 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Funds) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

g)
The unaudited financial statements of the Acquiring Fund as of June 30, 2009, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

h)
Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund.  For the purposes of this paragraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

i)
All federal and other tax returns and reports of the Acquiring Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment therof.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

j)
All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

k)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

l)
Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized.  When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

m)
The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

n)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the TRUST with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

o)
The Acquiring Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year .

p)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the TRUST, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the TRUST, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

q)
The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

 5.1           OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

 5.2           APPROVAL OF SHAREHOLDERS.  The TRUST will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

 5.3           INVESTMENT REPRESENTATION.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

 5.4           ADDITIONAL INFORMATION.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

 5.5           FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

 5.6           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the TRUST’s Treasurer.

 5.7           PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT.  The TRUST will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the “Registration Statement”).  The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement.  The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable.  Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

 5.8           DECLARATION AND PAYMENT OF FINAL DIVIDEND. On or before the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the TRUST’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date.  The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the TRUST’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the TRUST.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE

ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

 8.1           This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the TRUST’s DECLARATION OF TRUST and By-Laws.  Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

 8.2           On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

 8.3           All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

 8.4           The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

ARTICLE IX

EXPENSES

 The Acquired Fund and the Acquiring Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. Federated Equity Management Company of Pennsylvania or its affiliates (collectively, “Federated”) will bear certain expenses associated with Acquiring Fund’s and Acquired Fund’s participation in the Reorganization.  Such Reorganization expenses include:  (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal and accounting fees incurred in connection with the preparation of the Proxy Materials; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.  The Acquiring Fund shall bear expenses associated with the qualification of Acquiring Fund Shares for sale in the various states.  In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Fund may incur transaction expenses associated with the purchase and sale of portfolio securities.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

 10.1           The TRUST, on behalf of the Acquiring Fund, and the TRUST, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

 10.2           Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

 This Agreement may be terminated by the TRUST and the TRUST at its option on or before the Closing Date.

 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, the TRUST or their respective TRUSTEES or officers, to the other party or its TRUSTEES or officers.

ARTICLE XII

AMENDMENTS

 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the TRUST as specifically authorized by the Board of TRUSTEES; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entitles other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the Trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Trust.  The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquiring Fund and signed by authorized officers of the Federated Trust, acting as such.  Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Acquiring Fund as provided in the Trust’s Declaration of Trust.

 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the Trust property of the Acquired Fund, as provided in the Declaration of Trust of the Trust.  The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquired Fund and signed by authorized officers of the Trust, acting as such.  Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Acquired Fund as provided in the Trust’s Declaration of Trust.

 IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

Federated Insurance Series
on behalf of its portfolio,
Federated Equity Income Fund II

/S/ John W. McGonigle, Secretary
John  W. McGonigle, Secretary

Federated Insurance Series
on behalf of its portfolio,
Federated Capital Income Fund II

/S/ John W. McGonigle, Secretary
John W. McGonigle, Secretary

Exhibit B

Federated Equity Income Fund II

Management's Discussion of Fund Performance (unaudited)

The fund's total return, based on net asset value, for the 12-month reporting period ended December 31, 2008, was (30.45)%. The fund outperformed its benchmark, a blended index composed of 90% Russell 1000® Value Index (RU1000V) and 10% Merrill Lynch 91-Day Treasury Bill Index (ML91DTB) (the "Benchmark"), 1 which returned (33.54)% during the same period. The fund also outperformed the (35.83)% total return of Lipper Variable Underlying Funds Equity Income Average. 2 The fund's investment strategy focused on income earning investments, specifically high-quality, dividend-paying stocks 3 to achieve the fund's objective to provide above average income and capital appreciation.

MARKET OVERVIEW

Global equity markets trended down with a sharp drop during the second half of the fiscal year. Struggles in the financial market intensified as Fannie Mae and Freddie Mac were placed into conservatorship by the U.S. Treasury, Lehman Brothers filed bankruptcy and AIG averted bankruptcy through support from the Federal Reserve Board (the "Fed"). The stress from the financial sector spilled into the non-financial sector of the economy and credit markets froze. Late in the reporting period, the U.S. government passed a bailout program for financial institutions. Seeing that markets remained troubled and that the financial downturn was threatening financial systems and global economies, governments around the world coordinated efforts, cutting interest rates and implementing a variety of capital and financial guarantee programs aimed at restoring the credit markets.

The S&P 500 Index 4 returned (37.00)% and the Nasdaq Composite Index 5 returned (39.98)% for the reporting period. The three best-performing sectors in the Russell 1000 Value Index were Consumer Staples, Health Care and Utilities. The three lagging sectors in the RU1000V were Financials, Materials and Information Technology.

SECTOR AND SECURITY SELECTION

The fund focused on realizing its total return and income objectives by purchasing and holding income-producing equity securities with favorable valuation levels. The outperformance of value strategies over growth strategies positively influenced portfolio performance. Strategies with smaller capitalizations outperformed those with larger capitalizations during the reporting period, which negatively influenced portfolio performance.

The fund benefited relative to the Russell 1000 Value Index from favorable security selection in the Financials sector with Insurance being the fund's top relative performing industry. Within the Insurance sector, the fund continued to concentrate its holdings in property and casualty insurers while limiting exposure to companies with non-performing assets. The fund benefited further from positive stock selection in the Industrials and Materials sectors. An overweight position in Consumer Staples positively influenced relative performance as well. Negative influences on the fund included a relative underweight position in the Energy sector and an overweight position in the Information Technology sector.

Top names within the portfolio contributing positively to performance included WalMart Stores, Inc., Gold Fields Ltd., Santos Ltd., BB&T Corp., and Chubb Corp. while the bottom five, Merrill Lynch, Northrop Grumman Corp., Freddie Mac, Seagate Technology and ConocoPhillips, negatively influenced performance.

1 The Benchmark is a blended index comprised of the RU1000V and the ML91DTB. The RU1000V measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The ML91DTB is an unmanaged index tracking short-term government securities. The indexes are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The indexes are unmanaged and, unlike the fund, are not affected by cash flows. It is not possible to invest directly in an index. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which are not reflected in the total return of the Benchmark.

2 Lipper figures represent the average total returns reported by all funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges. Investments cannot be made directly in an average.

3 There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.

4 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the fund, is not affected by cash flows. Investments cannot be made directly in an index.

5 The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged and, unlike the fund, is not affected by cash flows. Investments cannot be made directly in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Equity Income Fund II (the "Fund") from December 31, 1998 to December 31, 2008 compared to the Russell 1000® Value Index (RU1000V), 2 the Fund's blended benchmark, consisting of 90% Russell 1000 Value Index/10% Merrill Lynch 91 Day Treasury Index (90% RU1000V/10% ML91DTB) and the Lipper Variable Underlying Funds Equity Income Average (LFEIA). 2,3

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(30.45)%
5 Years	0.38%
10 Years	(0.38)%

The graphic Presentation displayed here consists of a line graph.  The corresponding components of the line graph are listed above.  The Equity Fund is represented by a solid line.  The RU1000V is represented by a line consisting of dots.  The 90%RU1000V/10%ML9DTB is represented by a line consisting of dashes.  The LFEIA is represented by a line consisting of dot dash dot.  The line graph is a visual representation of a comparison of change in value of $10,000 hypothetical investment in the Equity Fund, RU1000V, 90%RU1000V/10%ML9DTB and LFEIA.  The “x” axis reflects computation periods from December 31, 1998 to December 31, 2008.  The “y” axis reflects the cost of the investment.   The right margin reflects the ending value of the hypothetical investment in the Equity Fund as compared to the RU1000V, 90%RU1000V/10%ML9DTB and LFEIA.  The ending values were $9,622, $11,452, $11,804, $10,789, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RU1000V and the 90% RU1000V/10% ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RU1000V, the 90% RU1000V/10% ML91DTB and the LFEIA are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index or average.

3 The LFEIA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts

Federated Capital Income Fund II

Management's Discussion of Fund Performance (unaudited)

The fund's total return, based on net asset value, for the 12-month reporting period ended December 31, 2008 was (20.38)%. For the same period, the Russell 1000 Value Index (RU1000V) posted a total return of (36.85)%, the Barclays Capital High Yield 2% Issuer Constrained Index (BCHY2%ICI) returned (25.88)%, the Barclays Capital Mortgage-Backed Securities Index (BCMB) returned 8.34%, and the Barclays Capital Emerging Market Bond Index (BCEMB) returned (14.75)%. Weighting these benchmarks (40% RU1000V, 20% BCHY2%ICI, 20% BCMB and 20% BCEMB), the blended benchmark returned (22.32)%. For the reporting period, the total return of the fund outperformed the blended benchmark. 1

The fund's investment strategy focused on income-earning investments, specifically dividend-paying stocks and high yield fixed-income securities to achieve the fund's primary income objective and secondary capital appreciation objective. 2

MARKET OVERVIEW

Global equity markets trended down with a sharp drop during the second half of the year. The financial market crisis intensified as Fannie Mae and Freddie Mac were placed into conservatorship by the U.S. Treasury, Lehman Brothers filed bankruptcy and AIG averted bankruptcy through support from the Federal Reserve Board (the "Fed"). The stress from the financial sector spilled into the non-financial sector of the economy and credit markets froze. Late in the reporting period, the U.S. government passed a bailout program for financial institutions. Seeing that markets remained troubled and that the financial crisis was threatening financial systems and global economies, governments around the world coordinated efforts on interest rate cuts and implemented a variety of capital and financial guarantee programs aimed at restoring credit market functioning.

The S&P 500 Index 3 returned (37.00)% and the Nasdaq Composite Index 4 returned (39.98)% for the reporting period. The three best-performing sectors in the RU1000V were Consumer Staples, Health Care and Utilities. The three lagging sectors in the RU1000V were Financials, Materials and Information Technology.

1 The total return for the 12-month reporting period for the fund's component benchmark indexes, the Russell 1000 Value Index ("RU1000V"), the Barclays Capital High Yield 2% Issuer Constrained Index ("BCHY2%ICI"), Barclays Capital Mortgage-Backed Securities Index ("BCMB"), and Barclays Capital Emerging Market Bond Index ("BCEMB") were (36.85)%, (25.88)%, 8.34%, and (14.75)%, respectively. The Russell 1000® Value Index measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The BCHY2%ICI is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index (BCHYI). The BCHYI is an index that covers all fixed-income securities having a maximum quality rating of Ba1, a minimum outstanding of $150 million, and at least one year to maturity. The BCMB is an unmanaged index comprised of all fixed-income securities mortgage pools owned by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages. The BCEMB tracks total returns for external-currency-denominated debt instruments of the emerging markets: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia and Venezuela. The indexes are unmanaged, and it is not possible to invest directly in an index. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which are not reflected in the total return of the indexes.

2 There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks. High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.

3 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the fund, is not affected by cash flows. Investments cannot be made directly in an index.

4 The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged and, unlike the fund, is not affected by cash flows. Investments cannot be made directly in an index.

The fund's fiscal year can be characterized as a period of global economic recession, accompanied by an extreme flight to quality in all financial markets. Domestically, U.S. monetary authorities ranging from the Fed, the U.S. Treasury and the FDIC implemented unprecedented action geared toward unfreezing the financial markets. Credit became largely unavailable to medium and lower quality borrowers, both consumers and businesses. The Fed lowered its target for fed funds from 4.25% to a range between 0% and 0.25% over the reporting period, in an attempt to assist borrowing and instill confidence in the economy. In such a nervous environment, the highest quality U.S. Treasury securities were the stand-out positive performers of all bond sectors. Given the flight to quality and investor redemptions from lower-rated sectors such as emerging market and high yield debt, these two sectors generated significant negative returns.

PORTFOLIO ALLOCATION

During the 12-month reporting period, the fund's portfolio was allocated between stocks and fixed-income securities according to various factors. The factors reflect the fund's primary investment objective of income and its secondary objective of capital appreciation. The factors used included: 1) the fund's ability to pay and maintain an attractive level of dividends; and 2) the expected relative total return of fixed-income securities and stocks. The allocation on December 31, 2008 was 60.1% fixed-income securities, 33.2% stocks and 4.1% cash equivalents, based on net assets. The fund's allocation benefited performance as fixed-income securities outperformed stocks.

SECTOR AND SECURITY SELECTION - EQUITY STOCKS

The equity component of the portfolio surpassed returns of the RU1000V during the 12-month reporting period. The fund was focused on realizing its income and capital appreciation objectives by purchasing and holding income producing equity securities with favorable valuation levels. Value strategies generally outperformed growth strategies, which positively influenced portfolio performance. The outperformance of strategies with smaller capitalizations over those with larger capitalizations negatively influenced the portfolio's performance.

The fund benefited, relative to the RU1000V, from favorable security selection in Financials with Insurance being the top relative performing industry. Within Insurance, the fund's holdings were concentrated in property and casualty insurers with limited exposure to companies with non-performing assets. The fund benefited further as the result of positive stock selection in Industrials and Materials. An overweight position in Consumer Staples also positively influenced relative performance. Negative influences on the fund's performance included a relative underweight position in the Energy sector and an overweight position in the Information Technology sector.

SECTOR AND SECURITY SELECTION - BONDS

Sector allocation detracted from absolute performance, in that the fund maintained a majority of assets in a combination of high yield and emerging market debt securities. Both of these sectors generated significant negative absolute returns versus higher quality bond sectors. Additionally, the fund owned more of these two sectors combined in the latter half of the fiscal period when much of the performance shortfall occurred.

Security selection positively contributed as it specifically relates to the high yield position of the fund. The high yield bond portion significantly outperformed the Barclays Capital High Yield Index. Thus, while an allocation to high yield bonds detracted from performance (sector allocation), individual security selection within high yield served to positively offset part of the sector underperformance. Slightly offsetting the positive high yield security selection was underperformance in the mortgage sector relative to its respective index. Thus, the fund did benefit from owning mortgage securities (sector allocation) but the performance within mortgages was negatively impacted by security selection. Additionally, security selection within the emerging market portion of the fund hurt performance as this area significantly trailed relative to its respective index.

GROWTH OF $10,000 INVESTED IN THE FEDERATED CAPITAL INCOME FUND II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Capital Income Fund II (the "Fund") from December 31, 1998 to December 31, 2008 compared to the Standard & Poor's 500 Index (S&P 500), 2,3 the Russell 1000 Value Index (RU1000V), 2,3 both broad-based market indexes, a blend of indexes comprised of 40% RU1000V/20% Barclays Capital Emerging Market Bond Index (BCEM) 3 /20% Barclays Capital High Yield 2% Issuer Constrained Index (BCHY2%ICI) 3 /20% Barclays Capital Mortgage-Backed Securities Index (BCMB), 3 ("Blended Index") 2,4 and the Lipper Variable Underlying Funds Income Average (LFIA). 2

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(20.38)%
5 Years	2.28%
10 Years	(1.96)%

The graphic Presentation displayed here consists of a line graph.  The corresponding components of the line graph are listed above.  The Capital Fund is represented by a solid line.  The S&P 500 is represented by a line consisting of dots. The RU1000V is represented by a line consisting of dashes.  The Blended Index is represented by a line consisting of dot dash dot. The LFIA is represented by a light gray line. The line graph is a visual representation of a comparison of change in value of $10,000 hypothetical investment in the Capital Fund, the S&P 500, RU1000V, The Blended Index and LFIA.  The “x” axis reflects computation periods from December 31, 1998 to December 31, 2008.  The “y” axis reflects the cost of the investment.   The right margin reflects the ending value of the hypothetical investment in the Capital Fund as compared to the S&P 500, RU1000V, The Blended Index and LFIA.  The ending values were $8,204, $8,699, $11,450, $15,190, and $10,805, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, RU1000V, Blended Index and the LFIA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500 and Blended Index are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. Lipper figures represent the average total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index or an average.

3 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The RU1000V measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are not adjusted to reflect sales charges, expenses and other fees the SEC requires to be reflected in the fund's performance. The BCHY2%ICI is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index (BCHYI). The BCHYI is an index that covers the universe of fixed-rate, noninvestment-grade debt. Payment-in-kind (PIK) bonds, eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included. The BCMB is compromised of all fixed-income securities mortgage pools by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages. The BCEM is compromised of external-currency-denominated debt instruments of the emerging markets: Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, Philippines, Poland, Russia and Venezuela. Indexes are unmanaged, and investments cannot be made directly in an index.

4 The Blended Index is the Fund's benchmark.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

STATEMENT OF ADDITIONAL INFORMATION

January 15, 2010

Acquisition of the assets of

FEDERATED EQUITY INCOME FUND II,
a portfolio of Federated Insurance Series

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No:  1-800-341-7400

By and in exchange for Shares of

FEDERATED CAPITAL INCOME FUND II,
a portfolio of Federated Insurance Series

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 1508-75610
Telephone No:  1-800-341-7400

This Statement of Additional Information dated January 15, 2010, is not a prospectus.  A Prospectus/Proxy Statement dated January 15, 2010, related to the above-referenced matter may be obtained from Federated Capital Income Fund II by writing or calling Federated Capital Income Fund II at the address and telephone number shown above.  This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

TABLE OF CONTENTS

Page

1.	Statement of Additional Information of Federated Equity Income Fund II, a portfolio of
Federated Insurance Series, dated April 30, 2009 (incorporated by reference)
(File Nos. 33-69268 and 811-8042) ……………………………..………………………………………..3

2.	Statement of Additional Information of Federated Capital Income Fund II, a
portfolio of Federated Insurance Series, dated April 30, 2009 (incorporated by reference)
(File Nos. 33-69268 and 811-8042)………………………………..……………………………………………3

3.	Audited Financial Statements of Federated Equity Income Fund II, a portfolio of
Federated Insurance Series, dated December 30, 2008 (incorporated by reference)
(File Nos. 33-69268 and 811-8042)…………………………………………………………………………….3

4.	Unaudited Financial Statements of Federated Equity Income Fund II, a portfolio of
Federated Insurance Series, dated June 30, 2009 (incorporated by reference)
(File Nos. 33-69268 and 811-8042)…………………………………………………………………………….3

5.	Audited Financial Statements of Federated Capital Income Fund II, a portfolio of Federated Insurance Series dated December 31, 2008 (incorporated by reference)
(File Nos. 33-69268 and 811-8042)………….…………………………….………………………………3

6.	Unaudited Financial Statements of Federated Capital Income Fund II, a portfolio of Federated Insurance Series dated June 30, 2009 (incorporated by reference)
(File Nos. 33-69268 and 811-8042)…………………………….……………………………………………3

7.	Federated Equity Income Fund II and Federated Capital Income Fund II, Pro Forma Financial Statements for the Period Ended June 30, 2009(unaudited) (File Nos. 33-69268 and 811-8042) :…………..........3
Introduction…………………………………………………………………………………………………….3
Pro Forma Combining Portfolio of Investments, June 30, 2009 (unaudited)……………………………... 4
Pro Forma Combining Statements of Assets and Liabilities, June 30, 2009 Period Ended (unaudited)……...16
Pro Forma Combining Statements of Operations, June 30, 2009 Period Ended (unaudited)………… .. 18
Notes to Pro Forma Financial Statements, for the Period Ended June 30, 2009 (unaudited)………………...20

INFORMATION INCORPORATED BY REFERENCE

The Statement of Additional Information of Federated Equity Income Fund II, a portfolio of Federated Insurance Series, dated April 30, 2009, is incorporated by reference to Federated Insurance Series, Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A (File No. 811-8042), which was filed with the Securities and Exchange Commission on April 30, 2009. A copy may be obtained from the Federated Equity Income Fund II at 1-800-341-7400.

The Statement of Additional Information of Federated Capital Income Fund II, a portfolio of Federated Insurance Series, dated April 30, 2009, is incorporated by reference to Federated Insurance Series, Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A (File No. 811-8042), which was filed with the Securities and Exchange Commission on April 30,2009.  A copy may be obtained from the Federated Capital Income Fund II at 1-800-341-7400.

The audited financial statements of Federated Equity Income Fund II, dated December 31, 2008, are incorporated by reference to the Annual Report to shareholders of Federated Equity Income Fund II, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on February 23, 2009.

The unaudited financial statements of Federated Equity Income Fund II dated June 30, 2009, are incorporated by reference to the Semi-Annual Report to shareholders of Federated Equity Income Fund II, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on August 27, 2009.
The audited financial statements of Federated Capital Income Fund II, dated December 31, 2008, are incorporated by reference to the Annual Report to shareholders of Federated Capital Income Fund II, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about February 26, 2009.

The unaudited financial statements of Federated Capital Income Fund II dated June 30, 2009, are incorporated by reference to the Semi-Annual Report to shareholders of Federated Capital Income Fund II, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about August 27, 2009.

PRO FORMA FINANCIAL STATEMENTS FOR THE PERIOD ENDED JUNE 30, 2009 (UNAUDITED)

INTRODUCTION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Equity Income Fund II and Federated Capital Income Fund II (individually referred to as the “Fund” or collectively as the “Funds”), for the period ended June 30, 2009.  Federated Equity Income Fund II,  (the “Acquired Fund”) will be reorganized into Federated Capital Income Fund II  (the “Acquiring Fund”) as of the close of business on or about March 12, 2010.  For the purposes of these Pro Forma Financial Statements, the financial information covers the period from July 1, 2008 to June 30, 2009.  These statements have been derived from the books and records utilized in calculating daily net asset values at June 30, 2009.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Federated Equity Income Fund II for shares of Federated Capital Income Fund II. Under generally accepted accounting principles, Federated Capital Income Fund II will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity, if necessary. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

Federated Equity Income Fund II
Federated Capital Income Fund II
Pro Forma Combining Portfolio of Investments
June 30, 2009 (unaudited)

		Federated				Federated
		Capital				Capital
Federated	Federated	Income		Federated	Federated	Income
Equity	Capital	Fund II		Equity	Capital	Fund II
Income	Income	Pro Forma		Income	Income	Pro Forma
Fund II	Fund II	Combined		Fund II	Fund II	Combined

Shares or Principal Amount				Value
COMMON STOCKS – 51.1%
Consumer Discretionary - 4.2%
9,510	5,610	15,120	Block (H&R), Inc.	$ 163,857	$96,660	$260,517
2,565	1,510	4,075	Brinker International, Inc.	43,682	25,715	69,397
1,745	1,030	2,775	Choice Hotels International, Inc.	46,434	27,408	73,842
3,430	2,025	5,455	Comcast corp., Class A	49,701	29,342	79,043
3,035	1,850	4,885	Gap (The), Inc.	49,774	30,340	80,114
1,415	745	2,160	Genuine Parts Co.	47,487	$25,002	72,489
3,690	2,175	5,865	Hasbro, Inc.	89,446	$52,722	142,168
5,875	3,465	9,340	Home Depot, Inc.	138,826	81,878	220,704
6,795	4,120	10,915	Leggett and Platt, Inc.	103,488	62,748	166,236
9,195	5,375	14,570	Mattel, Inc	147,580	86,269	233,849
1,540	855	2,395	McDonald's Corp.	88,535	49,154	137,689
1,600	890	2,490	Stanley Works	54,144	30,118	84,262
8,653	5,106	13,759	Time Warner, Inc.	217,969	128,620	346,589
2,550	1,500	4,050	WPP PLC, ADR	84,813	49,890	134,703
			TOTAL	1,325,736	775,866	2,101,602
Consumer Staples - 5.4%
5,820	3,415	9,235	Archer-Daniels-Midland Co.	155,801	91,420	247,221
1,795	1,045	2,840	Corn Products International, Inc.	48,088	27,996	76,084
4,450	2,625	7,075	Kimberly-Clark Corp.	233,313	137,629	370,942
2,890	1,560	4,450	PepsiCo, Inc.	158,834	85,738	244,572
7,165	4,220	11,385	Proctor & Gamble Co.	366,131	215,642	581,773
1,315	1,300	2,615	Reynolds American, Inc.	50,785	50,206	100,991
3,955	2,340	6,295	Sysco Corp.	88,908	52,603	141,511
1,925	1,110	3,035	The Coca-Cola Co.	92,381	53,269	145,650
10,570	6,235	16,805	Wal-Mart Stores, Inc.	512,011	302,023	814,034
			TOTAL	1,706,252	1,016,526	2,722,778
Energy - 7.8%
2,300	1,255	3,555	BP PLC, ADR	109,664	59,838	169,502
4,535	2,625	7,160	Chevron Corp.	300,444	173,906	474,350
9,975	5,880	15,855	ConocoPhillips	419,548	247,313	666,861
1,895	1,105	3,000	Diamond Offshore Drilling, Inc.	157,380	91,770	249,150
1,165	710	1,875	ENI SpA, ADR	55,233	33,661	88,894
1,660	980	2,640	EnCana Corp.	82,120	48,481	130,601
11,325	6,655	17,980	Exxon Mobil Corp.	791,731	465,251	1,256,982
2,580	1,520	4,100	Royal Dutch Shell PLC, Class A, ADR	129,490	76,289	205,779
1,235	730	1,965	Sasol Ltd., ADR	43,003	25,419	68,422
2,380	1,375	3,755	Technip SA, ADR	116,953	67,568	184,521
2,415	1,475	3,890	Tenaris SA, ADR	65,302	39,884	105,186
4,125	2,380	6,505	Total SA, ADR	223,699	129,067	352,766
			TOTAL	2,494,567	1,458,447	3,953,014
Financials - 8.4%
4,883	3,380	8,263	Ace Ltd.	215,975	149,497	365,472
1,905	1,100	3,005	Assurant, Inc.	45,891	26,499	72,390
4,185	2,550	6,735	Bancorpsouth, Inc.	85,918	52,351	138,269
5,410	2,980	8,390	Bank of Hawaii Corp.	193,840	106,773	300,613
8,850	5,955	14,805	Chubb Corp.	352,938	237,485	590,423
2,975	1,710	4,685	Commerce Bancshares, Inc.	94,694	54,429	149,123
2,695	1,590	4,285	Community Bank System, Inc.	39,239	23,150	62,389
1,990	1,175	3,165	Cullen Frost Bankers, Inc.	91,779	54,191	145,970
2,930	1,725	4,655	Glacier Bancorp, Inc.	43,276	25,478	68,754
1,090	640	1,730	HSBC Holdings PLC, ADR	45,529	26,733	72,262
1,380	795	2,175	Hancock Holding Co.	44,836	25,829	70,665
2,005	1,180	3,185	Highwoods Properties, Inc.	44,852	26,397	71,249
4,375	2,585	6,960	Hudson City Bancorp, Inc.	58,144	34,355	92,499
1,805	1,095	2,900	Iberiabank Corp.	71,135	43,154	114,289
4,445	2,560	7,005	MetLife, Inc.	133,394	76,826	210,220
4,305	2,635	6,940	New York Community Bancorp, Inc.	46,020	28,168	74,188
885	510	1,395	Northern Trust Corp.	47,507	27,377	74,884
1,465	810	2,275	PartnerRe Ltd.	95,152	52,610	147,762
2,995	1,755	4,750	People's united Financial, Inc.	45,045	26,395	71,440
4,860	2,950	7,810	Prosperity Bancshares, Inc.	144,974	87,998	232,972
1,390	820	2,210	Public Storage, Inc.	91,017	53,694	144,711
12,050	7,105	19,155	The Travelers Cos., Inc.	494,532	291,589	786,121
925	545	1,470	Toronto Dominion Bank	47,832	28,182	76,014
2,000	1,180	3,180	UMB Financial Corp.	76,020	44,852	120,872
3,595	2,115	5,710	WestAmerica Bancorp.	178,348	104,925	283,273
			TOTAL	2,827,887	1,708,937	4,536,824
Healthcare - 8.4%
2,095	1,225	3,320	Abbott Laboratories	98,549	57,624	156,173
1,315	730	2,045	AstraZeneca PLC, ADR	58,044	32,222	90,266
915	555	1,470	Baxter International, Inc.	48,458	29,393	77,851
2,120	1,240	3,360	Bayer AG, ADR	113,632	66,464	180,096
695	405	1,100	Becton, Dickinson & Co.	49,560	28,881	78,441
8,330	3,880	12,210	Bristol-Myers Squibb Co.	169,182	78,803	247,985
1,555	915	2,470	Cardinal Health, Inc.	47,505	27,953	75,458
11,970	6,875	18,845	Johnson & Johnson	679,896	390,500	1,070,396
1,505	915	2,420	Medtronic, Inc.	52,509	31,924	84,433
11,530	6,995	18,525	Merck & Co.	322,379	195,580	517,959
6,790	4,000	10,790	PDL BioPharma, Inc.	53,641	31,600	85,241
33,355	19,490	52,845	Pfizer, Inc.	500,325	292,350	792,675
10,590	6,245	16,835	Wyeth	480,680	283,461	764,141
			TOTAL	2,674,360	1,546,755	4,221,115
Industrials - 3.9%
3,195	1,920	5,115	ABB Ltd., ADR	50,417	30,298	80,715
1,115	645	1,760	Boeing Co.	47,387	27,412	74,799
1,540	940	2,480	CSX Corp.	53,330	32,552	85,882
1,390	820	2,210	Cooper Industries Ltd., Class A	43,160	25,461	68,621
1,425	840	2,265	Dover Corp.	47,153	27,796	74,949
1,610	955	2,565	General Dynamics Corp.	89,178	52,897	142,075
3,430	2,005	5,435	General Electric Co.	40,200	23,499	63,699
1,095	645	1,740	ITT Corp.	48,728	28,703	77,431
2,030	1,160	3,190	Lockheed Martin Corp.	163,720	93,554	257,274
1,205	750	1,955	Norfolk Southern Corp.	45,392	28,253	73,645
3,545	2,040	5,585	Northrop Grumman Corp.	161,936	93,187	255,123
1,130	1,410	2,540	Raytheon Co.	50,206	62,646	112,852
6,620	3,900	10,520	Tyco International Ltd.	171,988	101,322	273,310
990	605	1,595	Union Pacific Corp.	51,539	31,496	83,035
2,280	1,550	3,830	United Technologies Corp.	118,469	80,538	199,007
1,705	1,010	2,715	Waste Management, Inc.	48,013	28,442	76,455
			TOTAL	1,230,816	768,056	1,998,872
Information Technology - 4.4%
1,910	1,125	3,035	Analog Devices, Inc.	47,330	27,877	75,207
3,085	1,805	4,890	Harris Corp.	87,491	51,190	138,681
3,700	3,500	7,200	IBM Corp.	386,354	57,925	444,279
5,965	2,245	8,210	Intel Corp.	98,721	234,423	333,144
4,130	2,425	6,555	Intersil Holding Corp.	51,914	30,482	82,396
3,940	2,325	6,265	Linear Technology Corp.	91,999	54,289	146,288
19,715	11,340	31,055	Microsoft Corp.	468,626	269,552	738,178
3,730	2,190	5,920	National Semiconductor Corp.	46,812	27,484	74,296
2,665	1,565	4,230	Texas Instruments, Inc.	56,765	33,335	90,100
0	6,285	6,285	Xerox Corp.	0	40,727	40,727
2,455	1,445	3,900	Xilinx, Inc.	50,229	29,565	79,794
			TOTAL	1,386,241	856,849	2,243,090
Materials - 2.9%
2,755	1,525	4,280	Air Products & Chemicals, Inc.	177,945	98,500	276,445
4,140	2,165	6,305	Bemis Co., Inc.	104,328	54,558	158,886
1,525	930	2,455	Compass Minerals International, Inc.	83,738	51,066	134,804
22,540	13,265	35,805	Gold Fields Ltd., ADR	271,607	159,843	431,450
2,180	1,260	3,440	PPG Industries, Inc.	95,702	55,314	151,016
6,130	3,615	9,745	Sealed Air Corp.	113,099	66,697	179,796
2,005	1,175	3,180	Sensient Technologies Corp.	45,253	26,520	71,773
1,105	670	1,775	Syngenta AG, ADR	51,405	31,168	82,573
			TOTAL	943,077	543,666	1,486,743
Telecommunication Services - 3.8%
26,012	15,287	41,299	AT&T, Inc.	646,138	379,729	1,025,867
6,280	4,870	11,150	BCE, Inc.	129,745	100,614	230,359
2,095	1,220	3,315	France Telecom SA, ADR	47,787	27,828	75,615
895	915	1,810	Telefonica SA, ADR	60,762	62,119	122,881
3,265	1,925	5,190	Verizon Communications, Inc.	100,333	59,155	159,488
10,280	6,065	16,345	Vodafone Group PLC, ADR	200,357	118,207	318,564
			TOTAL	1,185,122	747,652	1,932,774
Utilities - 1.3%
2,920	1,715	4,635	Exelon Corp.	149,533	87,825	237,358
3,180	1,850	5,030	Public Service Enterprises Group, Inc.	103,763	60,366	164,129
3,050	1,830	4,880	Sempra Energy	151,372	90,823	242,195
			TOTAL	404,668	239,014	643,682
			TOTAL COMMON STOCKS (Identified Cost $25,556,246)	16,178,726	9,661,768	25,840,494
PREFERRED STOCKS – 4.4%
Financials - 4.4%
700	400	1,100	Bank of America Corp., Conv. Pfd., (Series L), $72.50 Annual Dividend	585,221	334,412	919,633
9,300	5,500	14,800	(1)(2) Goldman Sachs Group, Inc., PERCS, $1.52 Annual Dividend	322,524	190,740	513,264
600	400	1,000	Wells Fargo & Co., Conv. Pfd., (Series L), $75.00 Annual Dividend	470,982	313,988	784,970
			TOTAL PREFERRED STOCKS (Identified Cost $2,001,600)	1,378,727	839,140	2,217,867
ADJUSTABLE RATE MORTGAGES – 0.7%
0	154,256	154,256	Federal Home Loan Mortgage Corp., 4.750%, 3/1/2034	0	159,754	159,754
0	196,642	196,642	Federal National Mortgage Association, 5.760%, 9/1/2037	0	206,658	206,658
			TOTAL ADJUSTABLE RATE MORTGAGES (Identified Cost $347,684)	0	366,412	366,412
CORPORATE BONDS – 3.0%
Banking - 0.5%
0	150,000	150,000	(1)(2) Banco Credito del Peru, Sub. Note, 6.95%, 11/7/2021	0	146,963	146,963
0	100,000	100,000	(1)(2) Banco Nacional de Desnvolvimento Economico e Social, Note Series 144A, 6.50%, 6/10/2019	0	100,173	100,173
			TOTAL	0	247,136	247,136
Basic Industry - 0.1%
0	40,000	40,000	Louisiana-Pacific Corp., 8.875%, 8/15/2010	0	39,600	39,600

Oil & Gas - 2.4%
0	800,000	800,000	(1)(2) Gazprom, Note, Series 144A, 8.625%, 4/28/2034	0	778,000	778,000
0	150,000	150,000	(1)(2) PEMEX, Note, Series 144A, 8.00%, 5/3/2019	0	161,269	161,269
0	250,000	250,000	Petrobras, Company Guarantee, 7.875%, 3/15/2019	0	273,750	273,750
			TOTAL	0	1,213,019	1,213,019
			TOTAL CORPORATE BONDS (Identified Cost $1,612,949)	0	1,499,755	1,499,755
GOVERNMENTS/AGENCIES – 11.7%
Sovereign - 11.7%
0	680,703	680,703	Argentina, Government of, Note, 8.28%, 12/31/2033	0	357,369	357,369
0	600,000	600,000	Brazil NTN-B, Series NTNB, 6.00%, 8/15/2010	0	579,173	579,173
0	200,000	200,000	Brazil, Government of, Bond, 8.25%, 1/20/2034	0	240,000	240,000
0	237,000	237,000	Brazil, Government of, Note, 8.00%, 1/15/2018	0	265,440	265,440
0	300,000	300,000	Colombia, Government of, Note, 7.375%, 1/27/2017	0	330,000	330,000
0	350,000	350,000	(1)(2) Indonesia, Government of, Series 144A, 8.50%, 10/12/2035	0	357,000	357,000
0	200,000	200,000	(1)(2) Indonesia, Government of, Sr. Unsecd. Note, Series 144A, 11.625%, 3/4/2019	0	254,500	254,500
0	3,100,000	3,100,000	Mexico Fixed Rate Bond, Bond Series MI10, 9.00%, 12/20/2012	0	253,123	253,123
0	50,000	50,000	Panama, Government of, 6.70%, 1/26/2036	0	49,500	49,500
0	386,000	386,000	Peru, Govnerment of, 6.55%, 3/14/2037	0	380,210	380,210
0	547,200	547,200	(1)(2) Russia, Government of, Unsub., Series REGS, 7.50%, 3/31/2030	0	540,661	540,661
0	300,000	300,000	Turkey, Government of, 14.00%, 9/26/2012	0	199,961	199,961
0	350,000	350,000	Turkey, Government of, 7.00%, 9/26/2016	0	361,813	361,813
0	150,000	150,000	Turkey, Government of, Note, 7.375%, 2/5/2025	0	152,250	152,250
0	200,000	200,000	United Mexican States, 5.875%, 2/17/2014	0	210,130	210,130
0	100,000	100,000	Uruguay, Government of, Note, 8.00%, 11/18/2022	0	104,500	104,500
0	150,000	150,000	Venezuela, Government of, 10.75%, 9/19/2013	0	124,875	124,875
0	1,050,000	1,050,000	Venezuela, Government of, 9.375%, 1/13/2034	0	661,500	661,500
0	880,000	880,000	Venezuela, Government of, Note, 7.65%, 4/21/2025	0	475,860	475,860
			TOTAL GOVERNMENT/AGENCIES (Identified Cost $6,040,867)	0	5,897,865	5,897,865
MORTGAGE-BACKED SECURITIES – 5.0%
Federal Home Loan Mortgage Corporation - 5.0%
0	942,878	942,878	Federal Home Loan Mortgage Corp. Pool A56495, 5.500%, 30 Year, 1/1/2037	0	975,439	975,439
0	205,049	205,049	Federal Home Loan Mortgage Corp. Pool A65290, 6.500%, 30 Year, 9/1/2037	0	218,224	218,224
0	940,028	940,028	Federal Home Loan Mortgage Corp. Pool G02479, 6.000%, 30 Year, 12/1/2036	0	984,181	984,181
0	203,527	203,527	Federal Home Loan Mortgage Corp. Pool G18264, 5.000%, 15 Year, 7/1/2023	0	210,719	210,719
0	134,262	134,262	Federal Home Loan Mortgage Corp. Pool J05248, 5.500%, 15 Year, 7/1/2022	0	141,037	141,037
			TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $2,428,519)	0	2,529,600	2,529,600
MUTUAL FUND – 17.9%
108,330	1,534,773	1,643,103	(3) Federated High Income Bond Fund II, Primary Shares (INDENTIFIED COST $9,776,555)	599,063	8,487,291	9,086,354
REPURCHASE AGREEMENT - 5.4%
606,000	2,149,000	2,755,000	Interest in $500,000,000 joint repurchase agreement 0.08%, dated 6/30/2009, under which ING Financial Markets LLC will repurchase securities provided as collateral for $500,001,111 on 7/1/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 6/1/2039 and the market value of those underlying securities was $510,001,726. (AT COST)	606,000	2,149,000	2,755,000
			Total Investments (Identified Cost $50,519,420 - 99.2%)(4)	18,762,516	31,430,831	50,193,347
			Other Assets and Liabilities - 0.8%(5)	3,896	393,466	397,362
			Total Net Assets - 100%	$18,766,412	$31,824,297	$50,590,709

Note:         The categories of investments are shown as a percentage of total net assets at June 30, 2009.
It is anticipated that Federated Equity Income Fund II may dispose some of its portfolio securities prior to the Reoganization.  The exact securities that will need to be disposed will not be know until closer to the Reorganization.
As of 6/30/2009, all of the portfolio holdings of Federated Equity Income Fund II would comply with the investment restriction and compliance guidelines of Federated Capital Income Fund II.

(1) Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales.

At June 30, 2009, these securities amounted to $2,851,830, which represented 5.6% of total net assets of Federated Capital Income Fund II Pro Forma Combined.

(2) Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Funds have determined to be liquid under criteria established by the Funds' Board of Trustees.

At June 30, 2009, these liquid restricted securities amounted to $2,851,830, which represented 5.6% of total net assets of Federated Capital Income Fund II Pro Forma Combined.

(3) Affiliated company.

(4) The cost of investments for federal tax purposes amounts to $50,523,160.

(5) Assets, other than investments in securities, less liabilities.  See Statement of Assets and Liabilities.  Includes an adjustment to reflect estimated brokerage commissions related to the disposition of portfolio securities by Federated Equity Income Fund II, and acquisition of replacement securities prior to the Reorganization.

Various inputs are used in determining the value of each funds' investments. These inputs are summarized in the three broad levels listed below:

	Level 1 - quoted prices in active markets for identical securities
	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
	Level 3 - significant unobservable inputs (including each fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of May 31, 2009, in valuing each fund's assets carried at fair value:

Fund			Valuation Inputs
			Level 1	Level 2	Level 3	Total
Federated Equity Income Fund II
Equity Securities
Domestic			$ 14,721,262	$ 322,524	$0	15,043,786
International			2,513,667	0	0	2,513,667
Mutual Fund			599,063	0	0	599,063
Repurchase Agreements			0	606,000	0	606,000
TOTAL SECURITIES			$ 17,833,992	$ 928,524	$0	$18,762,516

Federated Capital Income Fund II
Equity Securities
Domestic			$ 8,767,503	$ 190,740	$0	$ 8,958,243
International			1,542,665	0	0	1,542,665
Debt Securities
Adjustable Rate Mortgages			0	366,412	0	366,412
Corporate Bonds			0	1,499,755	0	1,499,755
Government/Agencies			0	5,897,865	0	5,897,865
Mortgage-Backed Securities			0	2,529,600	0	2,529,600
Mutual Fund			8,487,291	0	0	8,487,291
Repurchase Agreements			0	2,149,000	0	2,149,000
TOTAL SECURITIES			$ 18,797,459	$12,633,372	$0	$31,430,831

Federated Capital Income Fund II Pro Forma Combined
Equity Securities
Domestic			$ 23,488,765	$ 513,264	$0	24,002,029
International			4,056,332	0	0	4,056,332
Debt Securities
Adjustable Rate Mortgages			0	366,412	0	366,412
Corporate Bonds			0	1,499,755	0	1,499,755
Government/Agencies			0	5,897,865	0	5,897,865
Mortgage-Backed Securities			0	2,529,600	0	2,529,600
Mutual Fund			9,086,354	0	0	9,086,354
Repurchase Agreements			0	2,755,000	0	2,755,000
TOTAL SECURITIES			$ 36,631,451	$13,561,896	$0	$50,193,347

The following acronym is used throughout this portfolio:

ADR - American Depositary Receipt
PERCS - Preferred Equity Redemption Cumulative Stock

Federated Equity Income Fund II
Federated Capital Income Fund II
Pro Forma Combining Statements of Assets & Liabilities
June 30, 2009 (unaudited)

					Federated
					Capital
	Federated	Federated			Income
	Equity	Capital			Fund II
	Income	Income	Pro Forma		Proforma
	Fund II	Fund II	Adjustment		Combined
Assets:
Investments in securities, at value	$18,762,516	$31,430,831	$0		$50,193,347
Cash	188	906	0		1,094
Cash denominated in foreign currencies (identified cost $0 and $37,699, respectively)	0	40,696	0		40,696
Income receivable	58,917	246,649	0		305,566
Receivable for investments sold	0	218,929	0		218,929
Receivable for shares sold	3,469	131,177	0		134,646
Prepaid expenses	345	0	0		345
Total assets	18,825,435	32,069,188	0		50,894,623
Liabilities:
Payable for investments purchased	0	214,874	0		214,874
Payable for shares redeemed	7,748	3,693	0		11,441
Payable for auditing fees	12,149	13,514	0		25,663
Payable for Directors'/Trustees' fees	217	205	0		422
Accrued expenses	12,658	12,605	0		25,263
Total liabilities	32,772	244,891	0		277,663
Net Assets	$18,792,663	$31,824,297	$0		$50,616,960
Net Assets Consists of:
Paid-in capital	$28,734,486	$87,790,162	$0		116,524,648
Net unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	221,437	(544,569)	0		(323,132)
Accumulated net realized loss on investments and foreign currency transactions,written options, futures contracts and swap contracts	(10,528,294)	(56,948,412)	0		(67,476,706)
Undistributed net investment income	365,034	1,527,116	0		1,892,150
Total Net Assets	$18,792,663	$31,824,297	$0		$50,616,960
Net Asset Value, Offering Price and Redemption Proceeds Per Share

Net Assets	$ 18,792,663	$ 31,824,297	$0		$ 50,616,960
Shares Outstanding	1,864,209	4,234,217	634,815	(a)	6,733,241
Shares Authorized	unlimited	unlimited			unlimited
Net Asset Value Per Share	$10.08	$7.52			$7.52
Offering Price Per Share	$10.08	$7.52			$7.52
Redemption Proceeds Per Share	$10.08	$7.52			$7.52

Investments, at identified cost	$18,540,973	$31,978,447	$0		$50,519,420
Investments in affiliated issuers	$599,063	$8,487,291	$0		$9,086,354

(a) Adjustment to reflect share balance as a result of the combination.

Federated Equity Income Fund II
Federated Capital Income Fund II
Pro Forma Combining Statements of Operations
For the year ended June 30, 2009 (unaudited)

							Federated
							Capital
	Federated		Federated				Income
	Equity		Capital				Fund II
	Income		Income		Pro Forma		Proforma
	Fund II		Fund II		Adjustment		Combined
Investment Income:
Dividends	$1,023,856	*	$1,601,336	*	$0		$2,625,192
Interest	13,054	**	965,897	**	0		978,951
Total Investment Income:	1,036,910		2,567,233		0		3,604,143
Expenses:
Investment adviser fee	168,353		254,189		0		422,542
Administrative personnel and services fee	149,793		149,793		(149,586)	(a)	150,000
Custodian fees	9,962		19,544		(829)	(b)	28,677
Transfer and dividend disbursing agent fees and expenses	13,962		14,579		(10,975)	(c)	17,566
Directors'/Trustees' fees	1,201		1,295		(596)	(d)	1,900
Auditing fees	25,632		27,598		(25,632)	(e)	27,598
Legal fees	7,225		7,660		(7,063)	(f)	7,822
Portfolio accounting fees	47,272		64,621		(21,399)	(g)	90,494
Printing and postage	17,076		28,996		(700)	(h)	45,372
Insurance premiums	3,131		2,728		(1,259)	(i)	4,600
Miscellaneous	4,599		636		(425)	(j)	4,810
Total Expenses	448,206		571,639		(218,464)		801,381
Waivers and Reduction--
Waiver of investment adviser fee	(137,649)		(162,376)		163,654	(k)	(136,371)
Waiver of administrative personnel and services fee	(24,741)		(24,627)		24,932	(l)	(24,436)
Reimbursement of other operating expenses	(22,087)		0		22,087	(m)	0
Fees paid indirectly for directed brokerage arrangements	(8,406)		(5,174)		0		(13,580)
Total Waivers and Reimbursements	(192,883)		(192,177)		210,673		(174,387)
Net Expenses	255,323		379,462		(7,791)		626,994
Net investment income	$781,587		$2,187,771		$7,791		$2,977,149
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Written Options, Futures Contracts and Swap Contracts:
Net realized loss on investments and foreign currency transactions	(8,202,260)		(5,504,312)	***	0		(13,706,572)
Net realized gain on written options	13,880		14,623		0		28,503
Net realized gain on futures contracts	0		4,662		0		4,662
Net realized gain on swap contracts	0		8,089		0		8,089
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	523,199		117,012		0		640,211
Net change in unrealized depreciation on futures contracts	0		6,197		0		6,197
Net change in unrealized appreciation on swap contracts	0		(3,146)		0		(3,146)
Net realized and unrealized loss on investments, foreign currency transactions, written options, futures contracts and swap contracts	(7,665,181)		(5,356,875)		0		(13,022,056)
Change in net assets resulting from operations	($6,883,594)		($3,169,104)		$7,791		($10,044,907)

* Including $65,139 from an affiliated issuer and net of foreign taxes withheld of $13,812 for Federated Equity Income Fund II.  Including $1,069,870 from an affiliated issuer and net of foreign taxes withheld of $9,290 for Federated Capital Income Fund II.

** Including income on securities loaned of $59 for Federated Equity Income Fund II and $26 for Federated Capital Income Fund II.
*** Including realized loss of $1,193,322 on sales of investments in an affiliated issuer.

(See Note 7 from Notes to Pro Forma Financial Statements for a description of the por forma adjustments)

Federated Equity Income Fund II
Federated Capital Income Fund II
Notes to Pro Forma Financial Statements
For the Period Ended June 30, 2009 (unaudited)

Note 1. Description of the Funds

Federated Equity Income Fund II and Federated Capital Income Fund II, series of Federated Insurance Series, are each registered under the Investment Company Act of 1940, as amended (the “Act), as an open-end management investment company.

Note 2. Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Equity Income Fund II  and Federated Capital Income Fund II (individually referred to as the “Fund”, or collectively as the “Funds”), for the year ended June 30, 2009.  These statements have been derived from the books and records utilized in calculating daily net asset values at June 30, 2009.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of Federated Equity Income Fund II and Federated Capital Income Fund II, which have been incorporated by reference in the Statement of Additional Information.  The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Shares of Federated Equity Income Fund II, for Shares of Federated Capital Income Fund II, respectively.  Under generally accepted accounting principles, Federated Capital Income Fund II will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity, if necessary.  Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity.  Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended June 30, 2009, Federated Equity Income Fund II and Federated Capital Income Fund II each paid investment advisory fees computed at the annual rate of 0.75% as a percentage of average daily net assets.

Federated Investors, Inc. and/or its affiliates will pay the direct expenses and all the indirect expenses of the Reorganization.

Note 3. Portfolio Valuation

In calculating its net asset value (NAV), each Fund generally values investments as follows:

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•
Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).

•	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

•	Shares of other mutual funds are valued based upon their reported NAVs.

If each Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Fair Valuation and Significant Events Procedures
The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions.  Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Funds normally use bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Funds normally use mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.  Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
•	With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
•	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading.  For other significant events, the Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources.  If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.

Note 4. Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the issuance of 2,499,024 Shares of Federated Capital Income Fund II in exchange for 1,864,209 Shares of Federated Equity Income Fund II, which would have been outstanding at June 30, 2009 in connection with the proposed reorganization, assuming the two Funds had been combined as of such date.

Note 5. Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, Federated Capital Income Fund II intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.  Federated Capital Income Fund II complies with the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48) “Accounting for Uncertainty in Income Taxes”.   As of and during the year ended June 30, 2009, the Fund did not have a liability for any uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.  As of June 30, 2009, tax years 2005 through 2008 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

Each Fund may be subject to taxes imposed by governments of countries in which it invests.  Such taxes are generally based on either income or gains earned or repatriated.  Each Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

Note 6. Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenue reported in the financial statements.  Actual results could differ from those estimated.

Note 7. Pro Forma Adjustments

(a)
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides each Fund with certain administrative personnel and services necessary to operate the Fund.  The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds.  The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.  Under a similar plan, FAS provides the Funds with certain administrative personnel and services necessary to operate each Fund.  An adjustment to the combined administrative personnel and services fee reflects the fee structure of Federated Capital Income Fund II Pro Forma Combined.  Federated Capital Income Fund II Pro Forma Combined would be charged the minimum fee for administrative personnel and services for a Fund.

(b)	Adjustment to reflect custodian fees based upon the current expense structure for Federated Capital Income Fund II Pro Forma Combined.

(c)	Adjustment to reflect transfer and dividend disbursing agent fees and expenses based upon the current expense structure for Federated Capital Income Fund II Pro Forma Combined.

(d)	Adjustment to reflect Trustees’/Trustees fees based upon the current expense structure for Federated Capital Income Fund II Pro Forma Combined.

(e)	Adjustment to reflect auditing fees based upon the current expense structure for Federated Capital Income Fund II Pro Forma Combined.

(f)	Adjustment to reflect legal fees based upon the current expense structure for Federated Capital Income Fund II Pro Forma Combined.

(g)	Adjustment to reflect portfolio accounting fees based upon the current expense structure for Federated Capital Income Fund II Pro Forma Combined.

(h)	Adjustment to reflect printing and postage costs based upon the current expense structure for Federated Capital Income Fund II Pro Forma Combined.

(i)	Adjustment to reflect insurance premiums based upon the current expense structure for Federated Capital Income Fund II Pro Forma Combined.

(j)	Adjustment to reflect miscellaneous expenses based upon the current expense structure for Federated Capital Income Fund II Pro Forma Combined.

(k)	Adjustment to reflect the voluntary waiver of investment advisory fees on the average daily net assets of Federated Capital Income Fund II Pro Forma Combined.

(l)	Adjustment to reflect the voluntary waiver of administrative personnel and services fee on the average daily net assets of Federated Capital Income Fund II Pro Forma Combined.

(m)	Adjustment to reflect the removal of the reimbursement of other operating expenses. This reimbursement is not required for Federated Capital Income Fund II Pro Forma Combined.

FEDERATED CAPITAL INCOME FUND II

a portfolio of Federated Insurance Funds

Investment Adviser
Federated Equity Management Company of Pennsylvania
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Distributor
Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Administrator
Federated Administrative Services
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

YOUR VOTE IS IMPORTANT

To  Vote  by  Telephone

1) Read the Proxy Statement and have the proxy card on reverse at hand.

2)  Call  toll-free  1-888-221-0697.

3)  Follow  the  simple  instructions.

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735

To  Vote  by  Internet

1) Read the Proxy Statement and have the proxy card on reverse at hand.

2)  Go  to  Website  www.proxyweb.com.

3)  Follow  the  simple  instructions.

To  Vote  by  Mail

1)  Read  the  Proxy  Statement.

2) Check the appropriate box on the proxy card on the reverse side.

3) Sign, date and return the proxy card in the envelope provided.

FEDERATED EQUITY INCOME FUND II
 A portfolio of Federated Insurance Series
PROXY FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 19, 2010

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Federated Equity Income Fund II (the “Fund”), a portfolio of Federated Insurance Series (the “Trust”), hereby appoint Steven Cravath, Megan Clement, Sheryl McCall, Maureen Ferguson and Tara Raposa or any one of them, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held on February 19, 2010 at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at 2:00 p.m. (Eastern Time), and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FEDERATED INSURANCE SERIES THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

Please complete, sign and return this card as soon as possible.

Dated

Signature                                                  (Sign  in  the  Box)
Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Equity Income Fund II - GF

Please fill in box(es) as shown using black or blue ink or number 2 pencil. 0X PLEASE DO NOT USE FINE POINT PENS.

FOR           AGAINST                      ABSTAIN

To  approve  or  disapprove  a  proposed Agreement  and  Plan  of  Reorganization  pursuant  to    0                  0                     0
which  Federated  Capital  Income  Fund  II,  a  portfolio  of  Federated  Insurance  Series,  would acquire all of the assets of Federated Equity Income Fund II in exchange for Shares of
Federated Capital  Income  Fund  II  to  be  distributed  pro  rata  by  Federated  Equity  Income
Fund  II  to  its shareholders of its Shares, respectively, in complete liquidation and termination of
Federated Equity Income Fund II.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Equity Income Fund II - GF